                                                                   Rule 497(d)
                                                                   33-62019

                           [Smith Barney Letterhead]

                      A SPECIAL NOTICE TO SHAREHOLDERS OF
                     SMITH BARNEY FLORIDA MUNICIPALS FUND

                            Your Vote is Important



Dear Shareholder:

The Board of Trustees of Smith Barney Florida Municipals Fund ("Florida Fund") has recently reviewed and unanimously endorsed a proposal for a reorganization of Florida Fund which it judges to be in the best interests of Florida Fund's shareholders.

UNDER THE TERMS OF THE PROPOSAL, SMITH BARNEY MUNI FUNDS, ON BEHALF OF ITS FLORIDA PORTFOLIO ("FLORIDA PORTFOLIO") WOULD ACQUIRE ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND LIABILITIES OF FLORIDA FUND. After the transaction, Florida Fund will be liquidated and you will become a shareholder of Florida Portfolio having received shares with an aggregate value equivalent to the aggregate net asset value of your investment in Florida Fund at the time of the transaction. No sales charge will be imposed in the transaction. The transaction will, in the opinion of counsel, be free from federal income taxes to you, Florida Fund and Florida Portfolio, and it is intended that the combined fund will be managed by the same portfolio manager who currently manages Florida Portfolio.

The Board of Trustees of Florida Fund has determined that it is advantageous to combine Florida Fund with Florida Portfolio as part of the consolidation and integration of the two separate and distinct groups of mutual funds currently distributed by Smith Barney Inc. that resulted from the acquisition by Travelers Group Inc. (formerly Primerica Corporation) of certain assets of Lehman Brothers Inc. (formerly Shearson Lehman Brothers Inc.), including its retail brokerage and domestic asset management business. In particular, the combination of Florida Fund and Florida Portfolio is expected to eliminate investor confusion associated with the offering by Smith Barney Inc. of two similar Florida municipal bond funds that provide differing yields and also should permit the funds' investment personnel to concentrate their efforts on the management of one fund rather than having to divide their attention between two funds with similar investment objectives.

In addition, the Board of Trustees of Florida Fund has determined that the proposed reorganization should provide benefits to Class A, Class B and Class C shareholders of Florida Fund due, in part, to savings in expenses borne by such shareholders. Specifically, it is anticipated that the expense ratio for Class A, Class B and Class C shares of the combined fund would be lower than the expense ratio currently applicable to Class A, Class B and Class C shares of Florida Fund.

           SPECIAL MEETING OF SHAREHOLDERS:  YOUR VOTE IS IMPORTANT

To consider this transaction, we have called a Special Meeting of Shareholders to be held on November 14, 1995. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY PROMPTLY.

Detailed information about the proposed transaction is described in the enclosed proxy statement. On behalf of the Board of Trustees, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

If you have any questions regarding the proposed transaction, please feel free to call your Smith Barney Financial Consultant who will be pleased to assist you.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                   Sincerely,



                                   Heath B. McLendon
                                   Chairman of the Board

October 26, 1995

                     SMITH BARNEY FLORIDA MUNICIPALS FUND
                             388 Greenwich Street
                           New York, New York  10013


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held on November 14, 1995



          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Smith Barney Florida Municipals Fund ("Florida Fund") will be held at 388 Greenwich Street, 26th Floor, New York, New York on November 14, 1995, commencing at 2:00 p.m. for the following purposes:

     1. To approve or disapprove the Agreement and Plan of Reorganization dated as of October 23, 1995 providing for (i) the acquisition of all or substantially all of the assets of Florida Fund by Smith Barney Muni Funds on behalf of its Florida Portfolio ("Florida Portfolio") in exchange for shares of Florida Portfolio and the assumption by Smith Barney Muni Funds on behalf of Florida Portfolio of scheduled liabilities of Florida Fund, (ii) the distribution of such shares of Florida Portfolio to shareholders of Florida Fund in liquidation of Florida Fund and (iii) the subsequent termination of Florida Fund.

     2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

          The Board of Trustees of Florida Fund has fixed the close of business on September 25, 1995 as the record date for the determination of shareholders of Florida Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

          SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FLORIDA FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

                                   By Order of the Board of Trustees

                                   Christina T. Sydor, Esq.
                                   Secretary

October 26, 1995


          YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

               PROSPECTUS/PROXY STATEMENT DATED OCTOBER 26, 1995

                         Acquisition Of The Assets Of

                     SMITH BARNEY FLORIDA MUNICIPALS FUND
                             388 Greenwich Street
                           New York, New York 10013
                                (800) 224-7523

                       By And In Exchange For Shares Of

                              FLORIDA PORTFOLIO
                      a separate investment portfolio of
                            SMITH BARNEY MUNI FUNDS
                             388 Greenwich Street
                           New York, New York 10013
                                (800) 224-7523


          This Prospectus/Proxy Statement is being furnished to shareholders of the Smith Barney Florida Municipals Fund (the "Acquired Fund") in connection with a proposed plan of reorganization to be submitted to shareholders of the Acquired Fund for consideration at a Special Meeting of Shareholders to be held on November 14, 1995 at 2:00 p.m. (the "Meeting"), at the offices of Smith Barney Inc. ("Smith Barney") located at 388 Greenwich Street, 26th Floor, New York, New York 10013, or any adjournment or adjournments thereof.

          The plan provides for all or substantially all of the assets of the Acquired Fund to be acquired by Smith Barney Muni Funds, on behalf of its Florida Portfolio (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund (hereinafter referred to as the "Reorganization"). (The Acquiring Fund and the Acquired Fund are sometimes referred to hereinafter as the "Funds" and individually as a "Fund.") Shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund and thereafter the Acquired Fund would be terminated. As a result of the proposed Reorganization, each shareholder of the Acquired Fund will receive that number of shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Reorganization. Holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, and no sales charge will be imposed on the Class A shares of the Acquiring Fund received by the Acquired Fund Class A shareholders. Holders of Class B or Class C shares of the Acquired Fund will receive Class B or Class C shares, respectively, of the Acquiring Fund. No contingent deferred sales charge ("CDSC") will be imposed on Class B or Class C shares of the Acquiring Fund upon consummation of the Reorganization. However, any CDSC which is applicable to a shareholder's investment will continue to apply and, in calculating the applicable CDSC payable upon the subsequent redemption of Class B or Class C shares of the Acquiring Fund, the period during which an Acquired Fund shareholder held Class B or Class C shares of the Acquired Fund will be counted. This transaction is structured to be tax-free for federal income tax purposes to shareholders and to both the Acquiring Fund and the Acquired Fund.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The Acquired Fund is an open-end, non-diversified management investment company whose investment objective is to provide investors with as high a level of dividend income exempt from federal income taxes as is consistent with prudent investment management and the preservation of capital. The Acquiring Fund is a separate investment portfolio of Smith Barney Muni Funds, an open-end, non-diversified management investment company, whose investment objective is to pay its shareholders as high a level of income exempt from federal income taxes as is consistent with prudent investing.

          Smith Barney Mutual Funds Management Inc., 388 Greenwich Street, New York, New York 10013 (the "Manager"), serves as investment manager to both the Acquiring Fund and the Acquired Fund. The Manager is a wholly owned subsidiary of Smith Barney Holdings Inc. which, in turn, is a wholly owned subsidiary of Travelers Group Inc. It is proposed that, in connection with the Reorganization, Peter M. Coffey, the portfolio manager who manages the Acquiring Fund's portfolio, would manage the combined fund. Mr. Coffey, a Managing Director of Smith Barney, has served as Vice President and Investment Officer of the Acquiring Fund since its inception on April 2, 1991, and manages the day-to-day operations of the Acquiring Fund, including making substantially all investment decisions.

          The investment policies of the Acquiring Fund are generally similar to those of the Acquired Fund. Certain differences in the investment policies of the Acquiring Fund and the Acquired Fund, however, are described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated October 26, 1995, relating to this Prospectus/Proxy Statement and the Reorganization, has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by contacting a Smith Barney Financial Consultant.

     1. The Prospectus of Smith Barney Muni Funds -- Florida Portfolio dated July 31, 1995, as supplemented by a Prospectus Supplement dated October 2, 1995, is incorporated in its entirety by reference, and a copy accompanies this Prospectus/Proxy Statement.

     2. The Prospectus of Smith Barney Florida Municipals Fund dated December 30, 1994, as supplemented by Prospectus Supplements dated May 25, 1995, July 10, 1995, July 15, 1995, and July 20, 1995, is
          incorporated in its entirety by reference.

          Also accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the Agreement and Plan of Reorganization (the "Plan") for the proposed transaction.

                               TABLE OF CONTENTS


                                                                          PAGE

ADDITIONAL MATERIALS  . . . . . . . . . . . . . . . . . . . . . . . . . .    5

FEE TABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

REASONS FOR THE REORGANIZATION  . . . . . . . . . . . . . . . . . . . . .   19

INFORMATION ABOUT THE REORGANIZATION  . . . . . . . . . . . . . . . . . .   22

INFORMATION ABOUT THE ACQUIRING FUND  . . . . . . . . . . . . . . . . . .   29

INFORMATION ABOUT THE ACQUIRED FUND . . . . . . . . . . . . . . . . . . .   36

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . .   43

INFORMATION ON SHAREHOLDERS' RIGHTS . . . . . . . . . . . . . . . . . . .   51

ADDITIONAL INFORMATION ABOUT SMITH BARNEY FLORIDA MUNICIPALS FUND AND
     SMITH BARNEY MUNI FUNDS  . . . . . . . . . . . . . . . . . . . . . .   54

OTHER BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

VOTING INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

FINANCIAL STATEMENTS AND EXPERTS  . . . . . . . . . . . . . . . . . . . .   57

LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57


EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION  . . . . . . . . . . . .  A-1

                             ADDITIONAL MATERIALS

          The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated October 26, 1995 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders requesting a copy of such Statement of Additional Information.

     1. Statement of Additional Information of Smith Barney Muni Funds dated July 31, 1995.

     2. Annual Report of Smith Barney Muni Funds -- Florida Portfolio for the fiscal year ended March 31, 1995.

     3. Annual Report of Smith Barney Florida Municipals Fund for the fiscal year ended October 31, 1994.

     4. Semi-Annual Report of Smith Barney Florida Municipals Fund for the six-month period ended April 30, 1995.

     5.  Pro Forma Financial Statements.

                                  FEE TABLES

          Following are tables showing current costs and expenses of the Acquired Fund and the Acquiring Fund and the pro forma costs and expenses expected to be incurred by the Acquiring Fund after giving effect to the Reorganization, each based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption.

CLASS A SHARES




                                                                       Acquired               Acquiring
                                                                         Fund                   Fund               Pro Forma***

 Shareholder Transaction Expenses
    Maximum sales charge imposed on purchases (as a percentage of
    offering price)  . . . . . . . . . . . . . . . . . . . . .              4.00%                   4.00%               4.00%

    Maximum CDSC (as a percentage of original cost or
    redemption proceeds, whichever is lower) . . . . . . . . .               None*                  None*               None*

 Annual Operating Expenses
    (as a percentage of average net assets)
    Management fees  . . . . . . . . . . . . . . . . . . . . .              0.50%****               0.45%                0.50%*****
    12b-1 fees . . . . . . . . . . . . . . . . . . . . . . . .              0.15                    0.15******           0.15
    Other expenses
        after expense reimbursement)**  . . . . . . . . . . .               0.28                    0.09                 0.08

 Total Operating Expenses  . . . . . . . . . . . . . . . . . .              0.98%                   0.69%                0.73%




* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.

** The Manager has voluntarily reimbursed the Acquired Fund for 0.17% of its "other expenses" with respect to Class A shares. This has the effect of lowering the Acquired Fund's overall expenses and increasing returns otherwise available to investors. Had the Manager not reimbursed the Acquired Fund for such expenses, "other expenses" and "total operating expenses" for Class A shares would have been 0.45% and 1.15%, respectively, of the average daily net assets of the Acquired Fund. "Other expenses" for Class A shares of the Acquired Fund are based on expenses for the six-month period ended April 30, 1995, for the Acquiring Fund on expenses for the fiscal year ended March 31, 1995, and for the pro forma financial figures are based on estimated expenses for the fiscal year ended March 31, 1995.

*** The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the Reorganization as if the Reorganization had taken place as of April 1, 1994.

**** For investment advisory services, the Acquired Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.35% up to $500 million and 0.32% in excess of $500 million. For administrative services rendered, the Acquired Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% in excess of $500 million. Effective on November 17, 1995 (the anticipated date of the Reorganization), the Manager has agreed to reduce the Acquired Fund's aggregate management fee to 0.50% of the Acquired Fund's average daily net assets.

***** Assumes approval by shareholders of the Acquiring Fund of a proposal to increase the management fees payable by the Acquiring Fund from 0.45% to 0.50% of the Acquiring Fund's average daily net assets. See "Reasons for the Reorganization."


****** 12b-1 fees for the fiscal year ended March 31, 1995 have been restated to reflect the annualized level of 12b-1 fees currently authorized to be paid. 12b-1 fees were instituted by the Acquiring Fund in November 1994.


CLASS B SHARES




                                                                     Acquired                Acquiring
                                                                       Fund                    Fund                Pro Forma***

 Shareholder Transaction Expenses
     Maximum sales charge imposed on purchases (as a
     percentage of offering price) . . . . . . . . . . . .                None                   None                    None

     Maximum CDSC (as a percentage of original cost or
     redemption proceeds, whichever is lower)  . . . . . .                 4.50%                  4.50%                  4.50%

 Annual Operating Expenses
     (as a percentage of average net assets)
    Management fees  . . . . . . . . . . . . . . . . . . .                 0.55%****              0.45%                  0.50*****
    12b-1 fees*  . . . . . . . . . . . . . . . . . . . . .                 0.65%                  0.65%                  0.65%
    Other expenses
        (after expense reimbursement)**  . . . . . . . . .                 0.28                   0.10                   0.09

 Total Operating Expenses  . . . . . . . . . . . . . . . .                 1.48%                  1.20%                  1.24%




* Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee.

** The Manager has voluntarily reimbursed the Acquired Fund for 0.17% of its "other expenses" with respect to Class B shares. This has the effect of lowering the Acquired Fund's overall expenses and increasing returns otherwise available to investors. Had the Manager not reimbursed the Acquired Fund for such expenses, "other expenses" and "total operating expenses" for Class B shares would have been 0.45% and 1.65%, respectively, of the average daily net assets of the Acquired Fund. "Other expenses" for Class B shares of the Acquired Fund are based on expenses for the six-month period ended April 30, 1995, for the Acquiring Fund on expenses for the fiscal year ended March 31, 1995, and for the pro forma financial figures are based on estimated expenses for the fiscal year ended March 31, 1995

*** The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the Reorganization as if the Reorganization had taken place as of April 1, 1994.

**** For investment advisory services, the Acquired Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.35% up to $500 million and 0.32% in excess of $500 million. For administrative services rendered, the Acquired Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% in excess of $500 million. Effective on November 17, 1995 (the anticipated date of the Reorganization), the Manager has agreed to reduce the Acquired Fund's aggregate management fee to 0.50% of the Acquired Fund's average daily net assets.

***** Assumes approval by shareholders of the Acquiring Fund of a proposal to increase the management fees payable by the Acquiring Fund from 0.45% to 0.50% of the Acquiring Fund's average daily net assets. See "Reasons for the Reorganization."

CLASS C SHARES





                                                                   Acquired               Acquiring
                                                                     Fund                   Fund                 Pro Forma***

 Shareholder Transaction Expenses
     Maximum sales charge imposed on purchases (as a
     percentage of offering price) . . . . . . . . . . . .            None                      None                   None

     Maximum CDSC (as a percentage of original cost or
     redemption proceeds,
         whichever is lower) . . . . . . . . . . . . . . .             1.00%                    1.00%                   1.00%

 Annual Operating Expenses
     (as a percentage of average net assets)
     Management fees . . . . . . . . . . . . . . . . . . .             0.55%****                0.45%                   0.50%*****
     12b-1 fees* . . . . . . . . . . . . . . . . . . . . .             0.70                     0.70                    0.70
     Other expenses
           (after expense reimbursement)** . . . . . . . .             0.32                     0.10                    0.09

 Total Operating Expenses  . . . . . . . . . . . . . . . .             1.57%                    1.25%                   1.29%




* Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

** The Manager has voluntarily reimbursed the Acquired Fund for 0.16% of its "other expenses" with respect to Class C shares. This has the effect of lowering the Acquired Fund's overall expenses and increasing returns otherwise available to investors. Had the Manager not reimbursed the Acquired Fund for such expenses, "other expenses" and "total operating expenses" for Class C shares would have been 0.48% and 1.73%, respectively, of the average daily net assets of the Acquired Fund. "Other expenses" for Class C shares of the Acquired Fund are based on expenses for the six-month period ended April 30, 1995, for the Acquiring Fund on expenses for the fiscal year ended March 31, 1995, and for the pro forma financial figures are based on estimated expenses for the fiscal year ended March 31, 1995

***                 The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the
                    Reorganization as if the Reorganization had taken place as of April 1, 1994.

**** For investment advisory services, the Acquired Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.35% up to $500 million and 0.32% in excess of $500 million. For administrative services rendered, the Acquired Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% in excess of $500 million. Effective on November 17, 1995 (the anticipated date of the Reorganization), the Manager has agreed to reduce the Acquired Fund's aggregate management fee to 0.50% of the Acquired Fund's average daily net assets.



































































*****               Assumes approval by shareholders of the Acquiring Fund of a proposal to increase the management fees payable by the Acquiring Fund from 0.45% to 0.50% of the Acquiring Fund's average daily
                    net assets.  See "Reasons for the Reorganization."


CLASS Y SHARES




                                                                    Acquired              Acquiring
                                                                      Fund                   Fund                 Pro Forma**

 Shareholder Transaction Expenses
    Maximum sales charge imposed on purchases (as a
    percentage of             offering price)  . . . . . .
                                                                      None                   None                   None

    Maximum CDSC (as a percentage of original cost or
    redemption proceeds, whichever is lower) . . . . . . .
                                                                      None                   None                   None
 Annual Operating Expenses
    (as a percentage of average net assets)
     Management fees . . . . . . . . . . . . . . . . . . .            0.55%***                 0.45%                0.50%****
    12b-1 fees . . . . . . . . . . . . . . . . . . . . . .            0.00                     0.00                 0.00
    Other expenses
        (after expense reimbursement)* . . . . . . . . . .            0.28                     0.08                 0.08

 Total Operating Expenses  . . . . . . . . . . . . . . . .            0.83%                    0.53%                0.58%




* The "other expenses" for Class Y shares of the Acquired Fund are based on expenses incurred by Class A shares of the Acquired Fund for the six-month period ended April 30, 1995 (including expense reimbursements) because no Class Y shares of the Acquired Fund had been sold as of such date. The Manager has voluntarily reimbursed the Acquired Fund for 0.17% of its "other expenses" for Class A shares.
                    This has the effect of lowering the Acquired Fund's overall expenses and increasing returns otherwise available to investors. Had the Manager not reimbursed the Acquired Fund for such expenses, "other expenses" for Class A shares would have been 0.45% of the average daily net assets of the Acquired Fund. "Other expenses" for Class Y shares of the Acquiring Fund have been estimated because no Class Y shares of the Acquiring Fund had been sold during the fiscal year ended March 31, 1995. Pro forma financial figures are based on estimated amounts for the fiscal year ended March 31, 1995.

** The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the Reorganization as if the Reorganization had taken place as of April 1, 1994.

*** For investment advisory services, the Acquired Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.35% up to $500 million and 0.32% in excess of $500 million. For administrative services rendered, the Acquired Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% in excess of $500 million. Effective on November 17, 1995 (the anticipated date of the Reorganization), the Manager has agreed to reduce the Acquired Fund's aggregate management fee to 0.50% of the Acquired Fund's average daily net assets.

**** Assumes approval by shareholders of the Acquiring Fund of a proposal to increase the management fees payable by the Acquiring Fund from 0.45% to 0.50% of the Acquiring Fund's average daily net assets. See "Reasons for the Reorganization."

Examples

          The following examples are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the tables above.





                                                              1 Year              3 Years           5 Years          10 Years*

 An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

 Class A
    Acquired Fund  . . . . . . . . . . . . . . . . .             $50               $70               $92                $155
    Acquiring Fund . . . . . . . . . . . . . . . . .              47                63                77                 122
    Pro Forma  . . . . . . . . . . . . . . . . . . .              47                62                79                 127

 Class B
    Acquired Fund  . . . . . . . . . . . . . . . . .             $60               $77               $91                $163
    Acquiring Fund . . . . . . . . . . . . . . . . .              57                68                76                 131
    Pro Forma  . . . . . . . . . . . . . . . . . . .              58                69                78                 136

 Class C
    Acquired Fund  . . . . . . . . . . . . . . . . .             $26               $50               $86                $187
    Acquiring Fund . . . . . . . . . . . . . . . . .              23                40                69                 151
    Pro Forma  . . . . . . . . . . . . . . . . . . .              23                41                71                 156

 Class Y
    Acquired Fund  . . . . . . . . . . . . . . . . .             $8                $26               $46                $103
    Acquiring Fund . . . . . . . . . . . . . . . . .              5                 17                30                  66
    Pro Forma  . . . . . . . . . . . . . . . . . . .              6                 19                32                  73





* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.



An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:




                                                            1 Year              3 Years           5 Years           10 Years*

 Class A
      Acquired Fund  . . . . . . . . . . . . . . .           $50                $70               $92                  $155
      Acquiring Fund . . . . . . . . . . . . . . .            47                 61                77                   122
      Pro Forma  . . . . . . . . . . . . . . . . .            47                 62                79                   127

 Class B
      Acquired Fund  . . . . . . . . . . . . . . .           $15                $47               $81                  $163
      Acquiring Fund . . . . . . . . . . . . . . .            12                 38                66                   131
      Pro Forma  . . . . . . . . . . . . . . . . .            13                 39                68                   136

 Class C
      Acquired Fund  . . . . . . . . . . . . . . .           $16                $50               $86                  $187
      Acquiring Fund . . . . . . . . . . . . . . .            13                 40                69                   151
      Pro Forma  . . . . . . . . . . . . . . . . .            13                 41                71                   156

 Class Y
      Acquired Fund  . . . . . . . . . . . . . . .           $8                 $26               $46                  $103
      Acquiring Fund . . . . . . . . . . . . . . .            5                  17                30                    66
      Pro Forma  . . . . . . . . . . . . . . . . .            6                  19                32                    73




* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

     The examples also provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Fund's actual return will vary and may be greater or less than 5.00%. THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                    SUMMARY

          THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE AGREEMENT AND PLAN OF REORGANIZATION, A COPY OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A, THE ACCOMPANYING PROSPECTUS OF THE ACQUIRING FUND DATED JULY 31, 1995, AS SUPPLEMENTED BY A PROSPECTUS SUPPLEMENT DATED OCTOBER 2, 1995, AND THE PROSPECTUS OF THE ACQUIRED FUND DATED DECEMBER 30, 1994, AS SUPPLEMENTED BY PROSPECTUS SUPPLEMENTS DATED MAY 25, 1995, JULY 10, 1995, JULY 15, 1995 AND JULY 20, 1995.

          PROPOSED REORGANIZATION. The Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to Smith Barney Muni Funds on behalf of the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund. The Plan also calls for the distribution of shares of the Acquiring Fund to the Acquired Fund's shareholders in liquidation of the Acquired Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of that number of full and fractional shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund as of the close of business on the date that the Acquired Fund's assets are exchanged for shares of the Acquiring Fund. (Shareholders of Class A, Class B or Class C shares of the Acquired Fund will receive Class A, Class B or Class C shares, respectively, of the Acquiring Fund.) See "Information About the Reorganization -- Plan of Reorganization."

          For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of the Acquired Fund, including the Trustees of the Acquired Fund who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Reorganization and therefore has submitted the Plan for approval by the Acquired Fund's shareholders. The Board of Trustees of Smith Barney Muni Funds has reached similar conclusions with respect to the Acquiring Fund and has also approved the Reorganization in respect of the Acquiring Fund.

          Approval of the Reorganization will require the affirmative vote of a majority of the total number of votes entitled to be cast thereon, as defined in the 1940 Act, of the outstanding shares of the Acquired Fund, which is the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Fund. For purposes of voting with respect to the Reorganization, the Class A, Class B and Class C shares of the Acquired Fund will vote together as a single class. See "Voting Information."

          TAX CONSEQUENCES. Prior to completion of the Reorganization, the Funds will have received an opinion of counsel that, upon the Reorganization and the transfer of the assets of the Acquired Fund, no gain or loss will be recognized by the Acquired Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. In addition, the holding period and tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Acquired Fund immediately prior to the Reorganization.

          INVESTMENT OBJECTIVES AND POLICIES. The Acquiring Fund and the Acquired Fund have generally similar investment objectives, policies and restrictions. The Acquired Fund is an open-end, non-diversified management investment company whose investment objective is to provide investors with as a high a level of dividend income exempt from federal income taxes as is consistent with prudent investment management and the preservation of capital. The Acquiring Fund is a separate investment portfolio of Smith Barney Muni Funds, an open-end, non-diversified management investment company, whose investment objective is to pay its shareholders as high a level of income exempt from federal income taxes as is consistent with prudent investing. For a discussion of the differences between the investment policies of the Acquiring Fund and the Acquired Fund, see "Comparison of Investment Objectives and Policies."

          PURCHASE AND REDEMPTION PROCEDURES. The purchase and redemption procedures available to shareholders of the Acquiring Fund are virtually identical to those of the Acquired Fund. Purchase of shares of the Acquiring Fund and the Acquired Fund may be made through the Funds' distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group, at their respective public offering prices (net asset value next determined plus any applicable sales charge). Class A shares of both the Acquiring Fund and the Acquired Fund are sold subject to a maximum initial sales charge of 4.00% of the public offering price. Class A shares of either Fund may be purchased at a reduced sales charge or at net asset value, determined by aggregating the dollar amount of a new purchase and the total asset value of all Class A shares of such Fund offered by Smith Barney held by such person and applying the (reduced) sales charge applicable to such aggregate. Purchases of Class A shares of either Fund, which when combined with current holdings of such Fund's Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months. Class B and Class C shares of both Funds are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and are subject to a CDSC payable upon certain redemptions. In addition, Class Y shares of both Funds are sold without an initial sales charge or CDSC, and are available only to investors meeting an initial investment minimum of $5,000,000. As of September 25, 1995 (the "Record Date"), no Class Y shares of the Acquired Fund had been sold. In addition, the Acquired Fund is authorized to issue a fifth class of shares, Class Z shares, exclusively for sale to tax-exempt employee benefit and retirement plans of Smith Barney and to certain unit investment trusts sponsored by Smith Barney or any of its affiliates. As of the date hereof, the Acquired Fund has not sold any Class Z shares. The Acquiring Fund does not offer Class Z shares.

          Class A shares and Class Y shares of both the Acquiring and the Acquired Fund may be redeemed at their respective net asset values per share next determined without charge, except as set forth in the preceding paragraph. Class B shares of both Funds may be redeemed at their net asset value per share, subject to a maximum CDSC of 4.50% of the lower of original cost or redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. Class C shares of both Funds may be redeemed at their net asset value per share, subject to a CDSC of 1.00% if such shares are redeemed during the first 12 months following their purchase. Shares of both Funds held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. All other shares may be redeemed through a Smith Barney Financial Consultant, Introducing Broker or dealer in the selling group or by forwarding a written request for redemption to The Shareholder Services Group, Inc. ("TSSG" or the "transfer agent"), a subsidiary of First Data Corporation. See "Redemption of Shares" in the accompanying Prospectus of the Acquiring Fund.

          EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of the Acquiring Fund are virtually identical to those available to shareholders of the Acquired Fund. Shareholders of both the Acquired Fund and the Acquiring Fund may exchange at net asset value all or a portion of their shares for shares of the same class in certain other funds of the Smith Barney Mutual Funds. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or a loss under federal income tax provisions. No initial sales charge is imposed on the shares being acquired in an exchange, and no CDSC is imposed on the shares being disposed of in the exchange. A sales charge differential, however, may apply to exchanges of Class A shares with other Smith Barney Mutual Funds. For purposes of computing the CDSC that may be payable upon a disposition, the Class B and Class C shares acquired in the exchange will be deemed to have been purchased on the same date as the Class B and Class C shares that were exchanged therefor. Class B shares of the Funds that are exchanged for Class B shares of other Smith Barney Mutual Funds imposing a higher CDSC will be subject to the higher applicable CDSC. See "Exchange Privilege" in the accompanying Prospectus of the Acquiring Fund.

          DIVIDENDS. Dividends of substantially all of each Fund's net investment income are declared and paid monthly and any realized capital gains are declared and distributed annually. With respect to both Funds, unless a shareholder otherwise instructs, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at net asset value, subject to no sales charge or CDSC. The distribution option currently in effect for a shareholder of the Acquired Fund will remain in effect after the Reorganization. After the Reorganization, however, the former Acquired Fund shareholders may change their distribution option at any time by contacting a Smith Barney Financial Consultant. See "Dividends and Distributions" in the accompanying Prospectus of the Acquiring Fund.

          SHAREHOLDER VOTING RIGHTS. The Acquired Fund and Smith Barney Muni Funds are both registered with the SEC as open-end, non-diversified management investment companies. The Acquired Fund is a Massachusetts business trust having a Board of Trustees. The Acquiring Fund is a separate series of Smith Barney Muni Funds, a Massachusetts business trust having a Board of Trustees. Shareholders of both Funds have similar voting rights. Neither Fund holds a meeting of shareholders annually, and there is normally no meeting of shareholders held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of a Fund holding office has been elected by shareholders of the respective Fund. At that time, the Trustees in each Fund then in office will call a shareholders' meeting for the election of Trustees.

          In addition, under the laws of the Commonwealth of Massachusetts, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value (subject to any applicable CDSC) prior to the date of the Reorganization.

          For purposes of voting with respect to the Reorganization, the Class A, Class B and Class C shares of the Acquired Fund will vote together as a single class. See "Information on Shareholders' Rights -- Voting Rights."


                                 RISK FACTORS

          Due to the similarities of investment objectives and policies of the Acquiring Fund and the Acquired Fund, the investment risks are substantially similar. Such risks are generally those typically associated with investing in a managed portfolio of municipal securities, primarily those of Florida issuers. The following is a summary of certain risk factors associated with investing in shares of the Acquiring Fund, certain of which are also applicable to the Acquired Fund. This summary is qualified in its entirety by the accompanying Prospectus of the Acquiring Fund. In addition, certain risks associated with various investment strategies utilized by the Acquiring Fund, and where applicable, by the Acquired Fund, are described herein under "Comparison of Investment Objectives and Policies."

Risk Factors Affecting Florida

          Florida municipal obligations may be adversely affected by political and economic conditions and developments within the State of Florida. Population growth in Florida since 1982 has been increasing approximately 2.5% annually. The state's current population, estimated at 13.5 million, is the fourth highest in the nation. Services and trade continue to be the largest employment and earning sectors reflecting the tourist element of the economy as well as growth in these activities to meet the needs of Florida's expanding population. Florida has taken the lead among U.S. states with a long-term comprehensive growth management plan for local governments. The plan should enhance economic development by keeping growth in line with developing resources and costs.

Risk and Investment Considerations

          The ability of each Fund to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due.
The ability to achieve a high level of income is dependent on the yields of the securities in a Fund's portfolio, which are the product of factors such as general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligations and the rating of the issue.
Changes in the market value of portfolio securities will not affect interest income derived from those securities but will affect the Acquiring Fund's net asset value. Since the Acquiring Fund's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset values.

          Each Fund is classified as a non-diversified investment company under the 1940 Act, which means that neither Fund is limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. A Fund's assumption of large positions in the obligation of a small number of issuers may cause such Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          There are several risks in connection with the use of certain portfolio strategies by the Acquiring Fund, and when applicable, by the Acquired Fund. These portfolio strategies include purchasing when-issued securities and municipal bond index futures contracts. See "Comparison of Investment Objectives and Policies."


                        REASONS FOR THE REORGANIZATION

          The Board of Trustees of the Acquired Fund has determined that it is advantageous to combine the Acquired Fund with the Acquiring Fund. The Funds have generally similar investment objectives and policies and have the same investment adviser, distributor and transfer agent. In reaching this conclusion, the Board considered a number of factors as described below.


          Among the factors considered by the Board of Trustees of the Acquired Fund was the 1993 transaction pursuant to which Travelers Group Inc. (formerly Primerica Corporation) acquired certain assets of Lehman Brothers Inc. (formerly Shearson Lehman Brothers Inc.), including its retail brokerage and domestic asset management business. As a result of this transaction, Smith Barney became the sponsor of two separate and totally distinct families of mutual funds, each with, among other things, differing pricing structures, classes of shares, exchange privileges, sweep functions and types of funds. The Board was advised that, with the completion of the merger of back-office brokerage operations and the implementation of a uniform pricing and class structure on November 7, 1994, significant consolidation of the two mutual fund groups had been made feasible and desirable. The Board was further informed that the next step in this process would be to eliminate the duplication of funds within the consolidated Smith Barney mutual fund complex. The Board of Trustees of the Acquired Fund was presented with information indicating that investors have been and will continue to be confused in the face of similar Florida municipal bond funds managed by the same investment adviser (although the Acquired Fund and the Acquiring Fund have different portfolio managers, i.e., the individual primarily responsible for each Fund's day-to-day investment decisions). In particular, the Board was presented with information to the effect that, with two different funds, Smith Barney was confronted with operational and shareholder services issues, including, (i) dilution of the firm's money management and research expertise due to the splitting of attention between the two highly similar funds; and (ii) investor confusion associated with offering similar funds that provide differing yields. The Board also considered that no sales charges would be imposed in effecting the Reorganization and the advantages of eliminating duplication inherent in marketing two funds with similar investment objectives.

          Information regarding the operating expenses of the Acquiring Fund and the Acquired Fund reflecting expenses of the Acquiring Fund for the fiscal year ended March 31, 1995, and expenses of the Acquired Fund for the six-month period ended April 30, 1995, is included under the caption "Fee Tables" in this Prospectus/Proxy Statement. Based upon these levels of expenses, and assuming the same level of assets of the combined fund after the Reorganization as on March 31, 1995, it is estimated that Class A, Class B and Class C shareholders of the Acquired Fund should experience a 0.25%, 0.24% and 0.28% decrease in total operating expenses after giving effect to expense reimbursements currently in effect (a 0.42%, 0.41% and 0.44% decrease before expense reimbursement), resulting from a 0.05% decrease in management fees paid to the Manager accompanied by a 0.20%, 0.19% and 0.23% decrease in other operating expenses after giving effect to expense reimbursements (a 0.37%, 0.36% and 0.39% decrease before expense reimbursement). The Manager has voluntarily reimbursed the Acquired Fund for 0.17%, 0.17% and 0.16% of its operating expenses with respect to Class A, Class B and Class C shares, respectively. This expense reimbursement had the effect of lowering the Acquired Fund's overall expenses and increasing returns otherwise available to investors. There is no guaranty that the Manager will continue to reimburse the Acquired Fund for a portion of its operating expenses.

          At its July 19, 1995 meeting, the Board of Trustees of the Acquired Fund was presented by the Manager with more current information, reflecting operating expenses as of April 30, 1995, which took into account the effects of various changes in operating expenses applicable to the Funds, such as changes in certain transfer agency expenses. The Board was shown pro forma financial information which indicated that, assuming the same level of assets for the combined fund after the Reorganization as on April 30, 1995, Class A, Class B and Class C shareholders of the Acquired Fund should respectively experience a 0.26%, 0.25% and 0.29% decrease in total operating expenses after giving effect to expense reimbursements currently in effect (a 0.43%, 0.42% and 0.45% decrease before expense reimbursement), resulting from a 0.05% decrease in management fees paid to the Manager accompanied by a 0.21%, 0.20% and 0.24% decrease in other operating expenses after giving effect to expense reimbursements (a 0.38%, 0.37% and 0.40% decrease before expense reimbursement). The Manager has voluntarily reimbursed the Acquired Fund for 0.17%, 0.17% and 0.16% of its operating expenses with respect to Class A, Class B and Class C shares, respectively. This expense reimbursement had the effect of lowering the Acquired Fund's overall expenses and increasing returns otherwise available to investors. The Board recognized that there is no guaranty that the Manager will continue to reimburse the Acquired Fund for a portion of its operating expenses. The pro forma total operating expenses considered by the Board are identical to the pro forma total operating expenses included under the caption "Fee Tables" in this Prospectus/Proxy Statement.

         The Board also considered, among other things, the impact of the decreased operating expenses on the Acquired Fund's shareholders, the nature and quality of services provided to shareholders, including performance, the impact of economies of scale and comparative fee structures. The Board was presented with information illustrating that the pro forma management fee to be paid by the combined fund following the Reorganization would be lower than the average management fee paid by the Florida municipal funds included in a survey using data prepared by Lipper Analytical Services, Inc. (the "Lipper Florida Muni Average") with respect to front-end load shares (which are comparable to Class A shares of the Funds) as of April 30, 1995 (without giving effect to management fee waivers and expense reimbursements), and that while the pro forma total operating expenses of the combined fund following the Reorganization would be higher than the Lipper Florida

Muni Average, the pro forma total operating expenses of the combined fund following the Reorganization would actually be lower than the Lipper Florida Muni Average before fee waivers and expense reimbursements. The Board also considered, among other things, the terms and conditions of the Reorganization and the comparative investment performance of the Funds. In addition, the Board was advised that the Reorganization would be effected as a tax-free reorganization.

          In light of the foregoing, the Board of Trustees of the Acquired Fund, including the Independent Trustees, has determined that it is in the best interests of the Acquired Fund and its shareholders to combine with the Acquiring Fund. The Board of Trustees has also determined that a combination of the Acquired Fund and the Acquiring Fund would not result in a dilution of the interests of the Acquired Fund's shareholders.

          The Board of Trustees of Smith Barney Muni Funds has also determined that it is advantageous to the Acquiring Fund to acquire the assets of the Acquired Fund. The Board of Trustees was presented with information that indicated that investors have been and will continue to be confused in the face of similar Florida municipal bond funds managed by the same adviser. The Board was presented with information to the effect that, with two different funds, Smith Barney experienced: (i) dilution of the firm's money management and research expertise due to the splitting of attention between the two highly similar funds; and (ii) client confusion associated with offering
similar funds that provide differing yields.   Based upon the information
regarding the operating expenses of the Acquiring Fund and the Acquired Fund reflecting expenses of the Acquiring Fund for the fiscal year ended March 31, 1995, and expenses of the Acquired Fund for the six-month period ended April 30, 1995, that is included under the caption "Fee Tables" in this Prospectus/Proxy Statement, and, assuming the same level of assets for the combined fund after the Reorganization, Class A, Class B, Class C and Class Y shares of the Acquiring Fund would each experience a 0.05% increase in management fees, accompanied by a 0.01% decrease in other operating expenses with respect to Class A, Class B and Class C shares. This is estimated to result in total operating expenses of 0.73%, 1.24%, 1.29% and 0.58% of average daily net assets with respect to Class A, Class B, Class C and Class Y shares of the combined fund, respectively. At its June 7, 1995 meeting, the Board of Trustees of the Acquiring Fund was presented by the Manager with more current information, reflecting operating expenses as of April 30, 1995, which took into account the effects of various changes in operating expenses applicable to the Funds, such as changes in certain transfer agency expenses. The Board was shown pro forma financial information which indicated that, assuming the same level of assets for the combined fund after the Reorganization as on April 30, 1995, Class A, Class B and Class C shareholders of the Acquired Fund should respectively experience a 0.04%, 0.03% and 0.03% increase in total operating expenses. The Board of Trustees recognized that operating expenses before management fees for the Acquiring Fund should decrease by 0.01%, 0.02% and 0.02% of average daily net assets with respect to Class A, Class B and Class C shares of the Acquiring Fund, respectively. However, data prepared for the Board also indicated that, Class A, Class B and Class C shares of the Acquiring Fund would each experience a 0.05% increase in management fees, which is estimated to result in total operating expenses of 0.73%, 1.24% and 1.29% of average daily net assets with respect to Class A, Class B and Class C shares of the Acquiring Fund, respectively.

          The Board of Trustees was informed that the Reorganization was one of a number of proposed reorganizations involving Smith Barney Muni Funds and other municipal bond funds within the Smith Barney mutual fund complex. In connection with these reorganizations, it has been proposed that the surviving fund's management fee be either increased or decreased, as the case may be, to 0.50% of such fund's average daily net assets. The Board members were also informed that the pro forma total operating expenses for the combined fund would be consistent with the reorganizations involving the other series of Smith Barney Muni Funds, and that the pro forma management fee would be lower than the Lipper Florida Muni Average (without giving effect to management fee waivers and expense reimbursements). The Board of Trustees was further informed that the Reorganization would increase the size of the Acquiring Fund by approximately 50%, and considered that such an increase could in the long-term help to stabilize the Acquiring Fund's operating expenses and contribute to economies of operation. The Board of Trustees also considered the terms and conditions of the Reorganization and representations that the Reorganization would be effected as a tax-free reorganization. Accordingly, the Board of Trustees, including a majority of the independent Trustees, has determined that the Reorganization is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Reorganization.

          The Board of Trustees of Smith Barney Muni Funds has approved, and intends to submit to shareholders of the Acquiring Fund, a proposal to adopt a new management agreement which, if approved by shareholders, would increase the management fees payable by the Acquiring Fund from 0.45% to 0.50% of the Acquiring Fund's average daily net assets. In the event that the proposed new management agreement is not approved by shareholders of the Acquiring Fund, Smith Barney Muni Funds, on behalf of the Acquiring Fund, will consider the various alternatives available to it, including postponing the consummation of the Reorganization until such time as it determines that a satisfactory new management agreement has been approved or such time as it determines not to seek approval of a new management agreement.




                     INFORMATION ABOUT THE REORGANIZATION

          PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides that

Smith Barney Muni Funds on behalf of the Acquiring Fund will acquire all or substantially all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund on November 17, 1995 or such later date as may be agreed upon by the parties (the "Closing Date").

          Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The Acquiring Fund will not assume any liabilities or obligations other than those reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York City time, on the Closing Date. The number of full and fractional Class A, Class B and Class C shares of the Acquiring Fund to be issued to the Acquired Fund's shareholders will be determined on the basis of the Acquiring Fund's and the Acquired Fund's relative net asset value per Class A, Class B and Class C shares, respectively. The net asset value per share of each class will be determined by dividing assets, less liabilities, by the total number of outstanding shares of the relevant class.

          The Acquired Fund and the Acquiring Fund will utilize the procedures set forth in the Prospectus of the Acquiring Fund to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio. The method of valuation employed will be consistent with the requirements set forth in the Prospectus of the Acquiring Fund, Rule 22c-1 under the 1940 Act and the interpretation of such rule by the SEC's Division of Investment Management.

          At or prior to the Closing Date, the Acquired Fund will, and the Acquiring Fund may, declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to their respective shareholders all taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid). In addition, the Acquired Fund's dividend will include its net capital gains realized in the taxable period ending on or prior to the Closing Date (after reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to each of the Acquired Fund's shareholders. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated.

           The consummation of the Reorganization is subject to the conditions set forth in the Plan. Notwithstanding approval of the Acquired Fund's shareholders, the Plan may be terminated at any time at or prior to the Closing Date (i) by mutual agreement of Smith Barney Muni Funds on behalf of the Acquiring Fund, and the Acquired Fund, (ii) by Smith Barney Muni Funds on behalf of the Acquiring Fund, in the event that the Acquired Fund shall, or the Acquired Fund in the event that Smith Barney Muni Funds shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) by Smith Barney Muni Funds on behalf of the Acquired Fund, or by the Acquiring Fund, if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Approval of the Plan will require the affirmative vote of a majority of the total number of votes entitled to be cast thereon , as defined in the 1940 Act, of the outstanding shares of the Acquired Fund, which is the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Fund. If the Reorganization is not approved by shareholders of the Acquired Fund, the Board of Trustees of the Acquired Fund will consider other possible courses of action available to it.

          DESCRIPTION OF THE ACQUIRING FUND'S SHARES. Full and fractional shares of beneficial interest of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectus. Generally, the Acquiring Fund does not issue share certificates to shareholders unless a specific request is submitted to the Acquiring Fund's transfer agent. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of assets for shares of the Acquiring Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Smith Barney Muni Funds on behalf of the Acquiring Fund and the Acquired Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

          (1) the transfer of all or substantially all of the Acquired Fund's assets in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund's shares and the assumption of scheduled liabilities of the Acquired Fund;

          (3) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund's shares and the assumption of scheduled liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund's shares to the Acquired Fund's shareholders;

          (4) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund;

          (5) the aggregate tax basis for shares of the Acquiring Fund received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the Acquired Fund surrendered therefor, and the holding period of shares of the Acquiring Fund to be received by each shareholder of the Acquired Fund will include the period during which shares of the Acquired Fund exchanged therefor were held by such shareholder (provided shares of the Acquired Fund were held as capital assets on the date of the Reorganization); and

          (6) the tax basis to the Acquiring Fund of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

          CAPITALIZATION. The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of September 25, 1995, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.





                                                  Smith Barney Florida     Smith Barney Muni Funds -          Pro Forma for
                                                     Municipals Fund          Florida Portfolio             Reorganization
                                                       (Unaudited)                (Unaudited)                  (Unaudited)


                                                                     (In thousands, except per share values)
 Class A Shares

 Net assets  . . . . . . . . . . . . . . . . .         $16,649                     $106,655                      $123,304
 Net asset value per share . . . . . . . . . .         $ 10.00                     $  13.18                      $  13.18
 Shares outstanding  . . . . . . . . . . . . .           1,665                        8,091                         9,354

 Class B Shares

 Net assets  . . . . . . . . . . . . . . . . .         $36,077                      $ 3,924                       $40,001
 Net asset value per share . . . . . . . . . .         $  9.99                      $ 13.17                       $ 13.17
 Shares outstanding  . . . . . . . . . . . . .           3,611                          298                         3,037

 Class C Shares

 Net assets  . . . . . . . . . . . . . . . . .          $   70                      $ 2,317                       $ 2,387
 Net asset value per share . . . . . . . . . .          $ 9.99                      $ 13.17                       $ 13.17
 Shares outstanding  . . . . . . . . . . . . .               7                          176                           181

 Class Y Shares

 Net assets  . . . . . . . . . . . . . . . . .             $ 0                      $ 4,972                       $ 4,972
 Net asset value per share . . . . . . . . . .             $ 0                      $ 13.18                       $ 13.18
 Shares outstanding  . . . . . . . . . . . . .               0                          377                           377

 Class Z Shares
 Net assets  . . . . . . . . . . . . . . . . .             $ 0                         N/A                         N/A
 Net asset value per share . . . . . . . . . .             $ 0                         N/A                         N/A
 Shares outstanding  . . . . . . . . . . . . .               0                         N/A                         N/A


          As of September 25, 1995 (the "Record Date"), there were 8,090,532 outstanding Class A shares, 298,017 outstanding Class B shares, 175,957 outstanding Class C shares and 376,790 outstanding Class Y shares of the Acquiring Fund, and 1,665,499 outstanding Class A shares, 3,610,569 outstanding Class B shares, 6,965 outstanding Class C shares and no outstanding Class Y shares or Class Z shares of the Acquired Fund. As of the Record Date, the officers and Trustees of Smith Barney Muni Funds beneficially owned as a group less than 1% of the outstanding shares of each class of the Acquiring Fund. To the best knowledge of the Trustees of Smith Barney Muni Funds, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), except as set forth in the table below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Acquiring Fund. As of the Record Date, the officers and Trustees of the Acquired Fund beneficially owned as a group less than 1% of the outstanding shares of each class of the Acquired Fund. Except as set forth in the table below, to the best knowledge of the Trustees of the Acquired Fund, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Exchange Act) owned beneficially or of record more than 5% of the outstanding shares of a class of the Acquiring Fund.




                                                                                                    Percentage of
                                                                                                     Class Owned
                                                                                                      of Record
                                                                                                   or Beneficially


                    Name and                                   Fund                                       Upon Consummation of the
                     Address                                 and Class            As of the Record Date        Reorganization

 Thompson V. Vanhyning TTEE                                Acquired Fund                      61.89%             1.81%
 FBO Thompson V. Vanhyning Trust                              Class C
 U/A/D 12/14/88
 P.O. Box 4018
 Ocala, FL  34478

 Dominick P. Pernice                                       Acquired Fund                      30.68              *
 Dorothy M. Pernice JTWROS                                    Class C
 1272 Rt. 3
 Morrisonville, NY 12962

 Leo J. Zuranski and                                       Acquired Fund                       7.43              *
 Dorothy C. Zuranski, Co - TTEES                              Class C
 FBO Leo J. Zuranski
 U/A/D 3/27/90
 285 S.W. Kenwood Rd.
 Port St. Lucie, FL  34953

 The E.G. Rosenblatt Living Trust                         Acquiring Fund                       7.71               7.48
 E.G. Rosenblatt, TTEE                                        Class A
 2295 South Ocean Blvd.
 Palm Beach, FL  33480


















                                                           Acquiring Fund                       5.69              4.92
                                                              Class A
 Norman S. Jaffe and
 Ann L. Jaffe, TTEES
 Norman S. Jaffe and Ann L. Jaffee
 Revoc. Trust U/A/D 6/10/90
 5200 North Bay Road
 Miami Beach, FL  33140

 Blanche Kaplan                                           Acquiring Fund                       5.06                4.38
 6039 Collins Avenue                                          Class A
 Miami, FL  33140

 Sari Galan                                               Acquiring Fund                       6.51                6.32
 49-14 Skyline Blvd.                                          Class C
 Cape Coral, FL  33914

 Benjamin S. Lowenstein                                   Acquiring Fund                       5.71                5.54
 Eleanor S. Lowenstein, TTEES                                 Class C
 UDT DTD 3/2/84
 198 Northwest 67th St.
 Boca Raton, FL  33487

 Phyllis L. O'Neil                                        Acquiring Fund                       5.46                 5.30
 341 Alexander Palm Road                                      Class C
 Boca Raton, FL  33432

 Breed Technologies Inc.                                  Acquiring Fund                     100.00               100.00
 Attn:  Jackie Britt                                          Class Y
 P.O. Box 33050
 Lakeland, FL  33807

____________
* Less than 1.00%



                     INFORMATION ABOUT THE ACQUIRING FUND

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF MARKET CONDITIONS AND PORTFOLIO REVIEW (THROUGH MARCH 31, 1995).

Market and Economic Overview

     Since management's last report to shareholders in November 1994, the fixed-income markets, and municipal bonds in particular, have enjoyed a powerful rally. Municipal bond yields have declined more than a full percentage point, as evidenced by the drop in the average yield on The Bond Buyer's weekly 25-Bond Revenue Index of 30-year municipal bonds from a high of 7.37% on November 17, 1994 to 6.29% on March 31, 1995. This was substantially better than the performance of the benchmark 30-year Treasury bond, which experienced a decline in yield of 70 basis points from 8.13% to 7.43% during the same time frame.

     The vastly improved bond markets reflect a growing consensus that inflation will remain under control, and the Federal Reserve Board will be successful in engineering a "soft landing" by slowing the economy down to a more sustainable, non-inflationary rate of growth. The seven increases in the federal funds rate (the rate banks charge each other for overnight loans), orchestrated by the Federal Reserve Board since February 1994, appear to be slowing the pace of economic growth. Recent economic reports show a slower rate of increase in employment, producer prices, and retail prices, and retail
sales.   Industrial production and capacity utilization were also lower than expected, signalling a possible slowdown in the country's strong manufacturing sector. These generally favorable economic fundamentals are more than offsetting concerns about the substantial decline in the value of the dollar relative to the Japanese yen and German mark on the foreign exchange markets.

     Late in April 1995, several tax-reform proposals which recommend a flat federal income tax rate began to receive increased attention in the national financial press and from municipal bond market participants. Adoption of a flat tax would diminish the advantages of tax exemption for municipal bonds. Although the various plans being circulated are only proposals, the publicity surrounding them has recently caused some investors to back away from the municipal bond market. In management's opinion it is much too early in the process to predict what changes in the tax laws, if any, will actually take place, but tax reform will certainly be a major topic of political debate over the next few years. Many observers believe that the more radical proposals for changes in the way taxes are collected have little chance for enactment.

     Absent these tax-reform concerns, municipals would probably continue to be strong performers relative to Treasuries and other taxable investments due to the low supply of new issues. Not only did last year's spike in interest rates sharply reduce refinancing activity in the municipal market, but voter pressure on states and municipalities to rein in spending and cut taxes, or at least avoid tax increases, has also resulted in roughly 30% decline in new-money financing. In addition, the universe of existing municipal bonds is shrinking. In 1995, an estimated $230 billion of older, high-coupon issues will mature or be called as they reach their first optional call dates. With estimates of new-issues volume at less than $150 billion, the net reduction in municipal debt outstanding could approach $100 billion this year, contracting the market by about eight percent. Ordinarily, a reduction in supply of this magnitude would be expected to provide a powerful boost for municipal bond values as it did earlier this year. Uncertainties about various tax proposals, however, will probably keep municipals from trading any better than their normal relationship to taxable investment alternatives.

The Florida Economy

     Strong service and trade sectors continue to be the driving force behind Florida's rapid economic growth. Florida's economy continues to broaden and diversify with substantial activity in the insurance, banking and export markets in addition to its traditional base of agriculture and tourism. As of March 31, 1995, the state was rated double-A by both Moody's and Standard & Poor's with a stable outlook.

Florida Portfolio

     The Florida Portfolio had a total return of 6.77% (Class A shares) for the fiscal year ended March 31, 1995. This return compares favorably with the 6.67% average total return for all Florida municipal bond funds over the same period, as reported by Lipper Analytical Services.

     Longer-term performance of the Portfolio continues to be excellent relative to its peers. The Portfolio's three-year cumulative total return (excluding sales charge) of 25.28% (Class A Shares) substantially outperformed the average cumulative total return of 23.78% for all Florida municipal bond funds in the Lipper survey for the period ended March 31, 1995. It should be noted that this strong showing over the last three years has been achieved with the need for only minimal capital gains distributions, an important consideration for investors interested in after-tax income.

     While management generally has a positive outlook for the fixed-income markets, the size of the rally experienced so far would seem to leave little room for disappointment, and any sign of a rebound in economic activity is likely to result in a return to higher interest rates. Management also believes that the unique supply and demand characteristics of the municipal market and tax-reform uncertainties will tend to exaggerate price swings relative to taxable investments. In light of this viewpoint, management is maintaining a balanced approach to structuring the interest-rate sensitivity of the Portfolio by investing in a combination of both long and short effective maturities. Most long-term municipal bonds are callable prior to their stated maturity date. When a bond has a coupon higher than prevailing market yields, its maturity is effectively shortened to the call date for trading purposes because of the possibility that the issuer will exercise its option to replace the bond with lower-cost debt. Management is retaining high-coupon bonds that trade well above their face value for the defensiveness of their shorter effective maturities and the above-market level of income they provide. However, management is also focusing on eliminating bonds with shorter call dates when they are trading near their face value. Such bonds have unfavorable performance characteristics because they retain the downside risk of their longer maturity if rates should rise, but their appreciation potential is limited by the shorter call date if interest rates decline. Management is replacing such issues with bonds that have similar stated maturities but greater call protection.


     Management's Update (through September 13, 1995).

     The fixed-income markets have been rallying in recent weeks in response to economic reports pointing to slower growth and lower inflation. This rally has pushed the yield on the benchmark 30-year Treasury bond to the low end of the 6.5% to 7% range, where it has been trading over the last several months. After significantly underperforming Treasuries during the strong rally earlier in the year, long-term municipals have kept pace with 30-year Treasuries as reflected in the movement in the yield of The Bond Buyer's 25 Revenue Bond Index to 6.16% from its recent peak of 6.44% reached in mid-August. However, municipal bonds are still quite cheap relative to Treasuries with long-term single A issues providing over 90% of the yield available on long-term Treasuries. The primary reason for this historically high taxable/tax-exempt yield ratio is investor concern over the potential impact of various highly publicized "flat tax" proposals discussed in management's last report to shareholders. At these levels management believes that all but the most radical tax reform proposals have been more than fully discounted, and that long-term municipals represent excellent value.

     While inflation remains quite subdued, and management does not expect it to accelerate meaningfully from current levels, in management's opinion, any sign of a rebound in economic activity is likely to result in a move to higher interest rates over the near term. Management intends to retain most of the Fund's more defensive high-coupon issues for income purposes but will have a bias toward putting new cash flows to work in non-callable and lower-coupon bonds in what it believes will be a positive environment for fixed-income investments over the longer term.

The Florida Economy

     Florida's recovery is among the strongest regionally, as well as nationally. Growth in services, construction, and trade contributed to a 5% employment increase from 1993 to 1995. Florida enjoys a sound financial position, characterized by healthy reserves and strong management controls and also has moderate debt levels. The state is rated double-A by both Moody's and Standard & Poor's with a stable outlook from S&P.

Smith Barney Muni Funds -- Florida Portfolio


 Historical Performance    Class A Shares


                                               Net Asset Value
                                       Beginning               End           Income           Capital Gains            Total
 Year Ended                             of Year              of Year        Dividends         Distributions          Returns(1)

 3/31/95                               $12.82                 $12.89          $0.76                $0.00               6.77%
 3/31/94                                13.21                  12.82           0.77                 0.00               2.75
 3/31/93                                12.32                  13.21           0.80                 0.01              14.21

 Inception* - 3/31/92                   12.00                  12.32           0.70                 0.00               8.70

 Total                                                                        $3.03                $0.01






 Historical Performance    Class B Shares

                                          Net Asset Value

                                Beginning               End                Income           Capital Gains            Total
 Year Ended                      of Year              of Year             Dividends         Distributions          Returns(1)

 Inception* - 3/31/95             $11.91                $12.89             $0.29                $0.00               10.77%






 Historical Performance    Class C Shares

                                          Net Asset Value

                                Beginning               End                Income           Capital Gains            Total
 Year Ended                      of Year              of Year             Dividends         Distributions          Returns(1)
 3/31/95                         $12.81                $12.89             $0.67                $0.00                6.12%
 3/31/94                          13.20                 12.81              0.68                 0.00                2.05

 Inception* - 3/31/93             12.86                 13.20              0.18                 0.00                4.05
 Total                                                                    $1.53                $0.00






     It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Smith Barney Muni Funds -- Florida Portfolio


 Average Annual Total Return


                                                                                        Without Sales Charge(1)
                                                                           Class A             Class B         Class C

 Year Ended 3/31/95                                                              6.77%           N/A            6.12%

 Inception* through 3/31/95                                                      8.03          10.77%           5.50

                                                                                          With Sales Charge(2)
                                                                           Class A             Class B           Class C

 Year Ended 3/31/95                                                              2.53%           N/A              5.12%

 Inception* through 3/31/95                                                      6.93            6.27%            5.50





 Cumulative Total Return

                                                                                        Without Sales Charge(1)

 Class A (Inception* through 3/31/95)                                                         36.16%
 Class B (Inception* through 3/31/95)                                                         10.77
 Class C (Inception* through 3/31/95)                                                         12.69


(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year thereafter until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, Class B and Class C shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

                         Growth of $10,000 Invested in
                    Class A Shares of Florida Portfolio vs.
                            Lehman Long Bond Index*
                                  (unaudited)


                            April 1991 - March 1995

                    Description of Mountain Chart - Class A

          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 on April 2, 1991 in Class A shares of the Acquired Fund as compared with the growth of a $10,000 investment in the Lehman Long Bond Index. The plot points used to draw the line graphs were as follows:



                                           Growth of $10,000 Investment in               Growth of $10,000 Investment in
              Month Ended                        Class A Shares                                Lehman Long Bond Index


                 4/2/91                             9,600.00                                   10,000.00
                   3/92                            10,409.59                                   11,138.77
                   3/93                            11,857.00                                   12,768.26
                   3/94                            12,156.30                                   12,914.69
                   3/95                            12,961.00                                   14,080.80




* Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges, if any) and capital gains (at net asset value) through March 31, 1995. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.
     The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                      INFORMATION ABOUT THE ACQUIRED FUND

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF MARKET CONDITIONS AND PORTFOLIO REVIEW (THROUGH OCTOBER 31, 1994).

          During the past twelve months ended October 31, 1994, in response to declining prices for municipal bonds, the Fund's net asset value for Class A and Class B shares declined to $9.24 from $10.53 per share. Investors owning Class A shares received income distributions of $0.51 per share; investors owning Class B shares received income distributions of $0.46 per share. The total return for this period was (7.31)% for Class A shares and (7.76)% for Class B shares.

          The year 1994 has produced a difficult investment climate for the fixed-income investor as fear of an economic expansion and, by implication, the threat of inflation have gripped both the global and domestic bond markets. In an effort to combat inflation, the Federal Reserve raised interest rates six times through October 31, 1994. This rise in interest rates has led to a bond market characterized by pessimism and selling pressures, and consequently lower prices for most fixed-income securities. From management's perspective, however, trends presently aligning themselves in the bond markets should provide positive developments for the debt markets in general, and tax-exempt securities in particular.

          When the markets become convinced that the Federal Reserve will do what is necessary to slow economic growth, volatility should lessen and bond prices should stabilize. This outcome becomes more likely as the Federal Reserve raises short-term interest rates. Furthermore, as the Federal Reserve increases interest rates, the dollar should strengthen, which would heighten the appeal of domestic debt instruments to foreign investors, thereby providing additional support to domestic markets. Management's is also of the opinion that since the fall election cycle is completed, the markets will benefit from a clearer knowledge of the political makeup and fiscal direction of the Federal government.

          The tax-exempt market should continue to benefit from higher federal tax rates and a lack of new debt issuance, both of which heighten the value and appeal of quality tax-exempt income. On a state level, management believes that further tax increases will be forthcoming. Increased costs for education, social services, prison reform and overall infrastructure needs may force the legislature to raise taxes. Florida also assesses a significant intangibles tax on all residents' out of state municipal holdings, which increases the value of in-state municipal paper to Florida residents.

          Management has maintained a high quality portfolio and believe that the best quality municipal are at increasingly attractive valuation levels as a percentage of treasuries and should outperform on a relative basis going forward. Management believes that the

Fund is well positioned to provide its investors with high tax-exempt income at below average volatility and risk.


          Management's Update (through September 20, 1995).

Economic Overview

          While the Orange County, California bankruptcy crisis remains a lingering concern to investors, management believes that over the last six months, tax reform has emerged as the major factor behind periodic weakness in the tax-exempt market. The most publicized of several tax-reform proposals currently circulating on Capitol Hill would reduce the value of tax-exempt investments along with home mortgage interest and state and local tax deductions. Management emphasizes that this and other plans are only proposals, and real legislative action is still probably several years away.

          Although the performance of tax-exempt investments has been excellent so far in 1995 relative to last year's poor results, tax-reform concerns, along with competition from a strong equity market, have caused municipal bonds to underperform other fixed-income securities in recent months. Municipal bonds are now quite cheap relative to Treasuries with long-term single A issues providing over 90% of the yield available on long-term Treasuries. At these levels, management believes that tax-exempt investors are being compensated for any tax-reform plans that might be implemented in the next two to three years.

          During the last three to four months, interest rates have stayed within a 25-basis point trading range, as the Federal Reserve Board's tight monetary policy slowed economic growth. In July, the Fed began to reverse its policy, and lowered the federal funds rate by one-quarter percentage point from 6% to 5.75% in an effort to stimulate growth. Management expects that the Fed will probably lower rates again some time in the fourth quarter.

Update on the State of Florida

          The market for Florida tax-exempt bonds has remained active with many new issues available. Demand from Florida's knowledgeable retail clients who are seeking tax-free income is also strong, especially for higher-quality bonds with 10-year call provisions. Management expects that due to large bond issuance not only by the state, but also by local governments with the need to improve infrastructure, some downward price adjustment will occur in the short term. Management views this, however, as an opportunity to purchase issues at a level that represents real value to the Fund's shareholders. Florida currently carries an Aa rating from Moody's Investors Service and an AA rating from Standard & Poor's Corporation.



 Smith Barney Florida Municipals Fund


 Historical Performance    Class A Shares
   Year Ended October 31                Net Asset Value                Capital Gains Paid     Dividends Paid       Total Return*
                                   Beginning           Ending

         11/6/92-                    $9.55                $10.53                 $0.04                 $0.49          16.07%
         10/31/93

           1994                      10.53                   9.24                 0.03                  0.52          (7.31)

 Total                                                                           $0.07                 $1.01

 Cumulative Total Return - (11/6/92 through 10/31/94)                                                                  7.59%



 * Figures assume reinvestment of all dividends and capital gains distributions at net asset value and do not assume deduction of the front- end sales charge (maximum 4.50%).


    THE FUND'S POLICY IS TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.



 Average Annual Total Return**    Class A Shares


                                                                Without Sales Charge                   With Sales Charge***
                                                        Without Fee Waiver  With Fee Waiver      Without Fee      With Fee Waiver
                                                                                                   Waiver

 Year Ended 10/31/94                                         (7.59)%            (7.31)%           (11.75)%           (11.48)%

 Inception (11/6/92) through 10/31/94                         3.37%              3.75%              1.00%              1.38%




 ** All average annual total return figures shown reflect reinvestment of dividends and capital gains at net asset value. The Fund's investment manager and administrator waived investment advisory and administration fees from November 6, 1992 to October 31, 1994. The Fund's average annual rate of return would have been lower were not the waivers in effect.

*** Average annual total return figures shown assume the deduction of the maximum 4.50% sales charge.

    Note: The Fund commenced operations on November 6, 1992. Class A shares were subject to a maximum 4.50% front-end sales charge and annual service fee of 0.15% of the value of the average daily net assets attributable to that class. Effective November 7, 1994, the maximum front-end sales charge for Class A shares was reduced to 4.00%.

     GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF SMITH BARNEY FLORIDA
                MUNICIPALS FUND VS. LEHMAN MUNICIPAL BOND INDEX

                      NOVEMBER 6, 1992 - OCTOBER 31, 1994

                   Description of Mountain Chart -- Class A

          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 on November 6, 1982 in Class A shares of the Acquired Fund as compared with the growth of a $10,000 investment in the Lehman Municipal Bond Index. The plot points used to draw the line graphs were as follows:



                                                                Growth of $10,000
                                 Growth of $10,000              Investment in the
                Month           Invested in Class A             Lehman Municipal
                Ended           Shares of the Fund                 Bond Index
                10/92               $10,000                          $10,000
             11/05/92               $ 9,550                              --
                11/92               $ 9,721                          $10,179
                12/92               $ 9,846                          $10,361
                03/93               $10,263                          $10,972
                06/93               $10,680                          $11,026
                09/93               $11,068                          $11,459
                12/93               $11,179                          $11,509
                 3/94               $10,394                          $11,578
                 6/94               $10,482                          $11,299
                 9/94               $10,533                          $11,475
                10/94               $10,275                          $11,307



* Illustration of $10,000 invested in Class A shares on November 6, 1992 assuming deduction of the maximum 4.50% front-end sales charge at the time of investment and reinvestment of dividends and capital gains at net asset value through October 31, 1994.

  The Lehman Municipal Bond Index is an unmanaged, broad-based index which includes about 8,000 tax-free bonds and reflects approximately $300 billion of market capitalization.

  Index information is available at month-end only; therefore the closest month-end to inception date of the class has been used.

  Note: All figures cited here and on the previous page represent past performance of Class A shares and do not guarantee future results.



 Smith Barney Florida Municipals Fund


 Historical Performance    Class B Shares
 Year Ended                                        Net Asset Value              Capital Gains     Dividends Paid
 October 31                                   Beginning         Ending            Distributed                          Total Return*

 11/6/92-10/31/93                               $9.55            $10.53             $0.04            $0.44                15.52%

 1994                                           10.53              9.24              0.03             0.47                (7.76)

 Total                                                                              $0.07            $0.91

 Cumulative Total Return    (11/6/92 through 10/31/94)                                                                     6.55%



* Figures assume reinvestment of all dividends and capital gains distributions at net asset value and do not assume deduction of the CDSC.



 Average Annual Total Return**    Class B Shares


                                                               Without CDSC                             With CDSC***

                                                     Without Fee        With Fee Waiver    Without Fee Waiver    With Fee Waiver
                                                       Waiver

 Year Ended 10/31/94                                   (8.04)%              (7.76)%             (11.98)%            (11.71)%

 Inception 11/6/92 through 10/31/94                     2.86%                3.25%                0.96%               1.34%


** All average annual total return figures shown reflect reinvestment of dividends and capital gains at net asset value. The Fund's investment advisor and administrator waived investment advisory and administration fees from November 6, 1992 to October 31, 1994. A shareholder's actual return during which waivers were in effect would be the higher of the two numbers shown.

*** Average annual total return figures assume the deduction of the maximum applicable CDSC which is described in the Acquired Fund's prospectus.

     Note: The Fund began offering Class B shares on November 6, 1992. Class B shares are subject to a maximum 4.50% CDSC and service and distribution fees of 0.15% and 0.50%, respectively, of the value of the average daily net assets attributable to that class.

                GROWTH OF $10,000 INVESTED IN CLASS B SHARES OF
                   SMITH BARNEY FLORIDA MUNICIPALS FUND VS.
                          LEHMAN MUNICIPAL BOND INDEX

                      NOVEMBER 6, 1992 - OCTOBER 31, 1994

                   Description of Mountain Chart -- Class B

          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 on November 6, 1992 in Class B shares of the Acquired Fund as compared with the growth of a $10,000 investment in the Lehman Municipal Bond Index. The plot points used to draw the line graphs were as follows:



                                                          Growth of $10,000
                             Growth of $10,000            Investment in the
            Month           Invested in Class B          Lehman Municipal
            Ended           Shares of the Fund               Bond Index
            10/92                  --                          $10,000
           11/05/92            $10,000                               --
            11/92              $10,175                          $10,179
            12/92              $10,301                          $10,361
            03/93              $10,703                          $10,972
            06/93              $10,146                          $11,026
            09/93              $11,538                          $11,459
            12/93              $11,644                          $11,509
             3/94              $10,812                          $11,578
             6/94              $10,887                          $11,299
             9/94              $10,928                          $11,475
            10/94              $10,655**                        $11,307
            10/94              $10,268***


* Illustration of $10,000 invested in Class B shares on November 6, 1992 assuming deduction of the maximum CDSC at the time of investment and reinvestment of dividends and capital gains at net asset value through October 31, 1994.

**                  Value does not assume deduction of applicable CDSC.

*** Value assumes deduction of applicable CDSC (assuming deduction on October 31, 1994).

The Lehman Municipal Bond Index is an unmanaged, broad-based index which includes about 8,000 tax-free bonds and reflects approximately $300 billion of market capitalization.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Fund has been used.


          Performance information is not available for Class Y shares of the Acquired Fund because, as of the Record Date, no Class Y shares of the Acquired Fund had been sold.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

          The following discussion comparing investment objectives, policies and restrictions of the Acquiring Fund and the Acquired Fund is based upon and qualified in its entirety by the disclosure in the prospectuses of the Acquiring Fund and the Acquired Fund with respect to the Fund's respective investment objective, policies and restrictions. For a full discussion of these issues as they relate to the Acquiring Fund, refer to the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement, under the caption "Investment Objective and Management Policies," and for a discussion of these issues as they relate to the Acquired Fund, refer to the Prospectus of the Acquired Fund under the caption "Investment Objective and Management Policies."

          INVESTMENT OBJECTIVE. The Acquiring Fund and the Acquired Fund have generally similar investment objectives. The Acquired Fund seeks to provide investors with as high a level of dividend income exempt from federal income taxes as is consistent with prudent investment management and the preservation of capital. The Acquiring Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investing. There can be no assurance that either Fund will be able to achieve its investment objective. Both the Acquiring Fund's and the Acquired Fund's investment objectives are considered fundamental policies which cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the respective Fund, which is the lesser of: (i) 67% of the voting securities of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund.

          PRIMARY INVESTMENTS. The Acquired Fund operates subject to an investment policy providing that, under normal market conditions, it will invest at least 80% of its net assets in Florida municipal securities, which pay interest which is excluded from gross income for federal income tax purposes and which are exempt from the Florida intangible personal property tax. Municipal obligations are issued to raise money for a variety of public projects, such as health facilities, housing, airports, schools, highways and bridges. The Acquired Fund may invest up to 20% of its net assets in municipal securities of non-Florida municipal issuers, the interest on which is excluded from gross income for federal income tax purposes (not including the possible applicability of the federal alternative minimum tax), although it does not intend to do so. When the Manager believes that market conditions warrant adoption of a temporary defensive investment posture, the Acquiring Fund may invest without limit in non-Florida municipal issuers and in temporary investments as described below. The Acquiring Fund operates subject to a fundamental policy that under normal market conditions it will seek to invest 100% of its assets, and will invest not less than 80% of its assets, in municipal obligations the interest on which is exempt from federal income taxes (other than the alternative minimum tax) and not less than 65% of its assets in municipal obligations the interest on which is also exempt from the Florida intangibles taxes in the opinion of bond counsel to the issuers. The Acquiring Fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States ("U.S. government securities"), and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Acquiring Fund's monies available for investment exceed Florida's municipal obligations available for purchase that meet the Acquiring Fund's rating, maturity and other investment criteria.

          The Acquired Fund generally will invest at least 75% of its total assets in securities rated within the four highest categories of Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB), Fitch Investor Services, Inc. ("Fitch") (AAA, AA, A, BBB), or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the Manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P or Fitch. The balance of the Acquiring Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or Fitch, or comparable unrated securities which are often referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

          Municipal bonds purchased by the Acquiring Fund must, at the time of purchase, be investment grade municipal bonds and at least two-thirds of the Acquiring Fund's municipal bonds must be rated in the category of A or better. Investment grade bonds are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be considered AAA rated even though the issuer does not obtain a new rating. Up to one-third of the assets of the Acquiring Fund may be invested in municipal bonds rated Baa or BBB (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Acquiring Fund may invest. After the Acquiring Fund purchases a municipal bond, the issuer may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Acquiring Fund's portfolio but the Manager will consider such an event in determining whether the Acquiring Fund should continue to hold the security. The Acquiring Fund's short-term municipal obligations will be limited to high grade obligations (obligations that are secured by the full faith and credit of the United States or rated MIG1 or MIG2, VMIG1 or VMIG2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have an equivalent rating by any nationally recognized statistical rating organization or obligations determined by the Manager to be equivalent). Among the types of short-term instruments in which the Acquired Fund may invest are floating or variable rate term demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Acquiring Fund may purchase participation interests ("Participations") in variable rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Acquiring Fund. Participations will be purchased only if management believes interest income on such Participations will be tax-exempt when distributed as dividends to shareholders.

          Each Fund's average weighted maturity will vary from time to time based on the judgment of the Manager. The Acquired Fund intends to focus on intermediate- and long-term obligations, that is, obligations with remaining maturities at the time of purchase of between three and twenty years. The average maturity of the Acquiring Fund's bonds will typically range between five and thirty years.

          Each Fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Florida municipal securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

          Each of the Acquired Fund and Smith Barney Muni Funds is classified as a non-diversified investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of such Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer.

          Florida Municipal Securities. The two principal classifications of Florida municipal securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related facilities experience financial difficulties. In addition, certain types of private activity bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities are included in the term Florida municipal securities, provided the interest paid thereon qualifies as excluded from gross income for federal income tax purposes and as exempt from Florida intangible tax. Private activity bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality.

          In attempting to achieve its investment objective, the Funds may employ, among others, the following portfolio strategies:

          When-Issued Securities. New issues of Florida municipal securities (and other tax-exempt obligations) frequently are offered on a when-issued basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. Each Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. When-issued securities may decline in value before this actual delivery to a Fund. Each Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities or other high grade debt obligations in an amount equal to the purchase price of the Fund's when-issued commitments. A Fund generally will make commitments to purchase Florida municipal securities (and other tax-exempt obligations) on a when-issued basis only with the intention of actually acquiring the securities, but the Fund may sell such securities before the delivery date if it is deemed advisable.

          Temporary Investments. Under normal market conditions, the Acquired Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when the

Manager believes that market conditions warrant, including when acceptable Florida municipal securities are unavailable, the Acquired Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. Tax-exempt securities eligible for short-term investment by the Acquired Fund under such circumstances are tax-exempt notes of municipal issuers having, at the time of purchase, a rating within the two highest grades of Moody's, S&P or Fitch or, if not rated, having an issue of outstanding debt securities rated within the two highest grades of Moody's, S&P or Fitch, and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. Similarly, the Acquiring Fund may invest up to 20% of its assets in taxable fixed income securities, but only in U.S. government securities, and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Acquiring Fund's monies available for investments exceed municipal obligations available for purchase that meet the Acquiring Fund's rating, maturity and other investment criteria. To the extent a Fund holds Temporary Investments, it may not achieve its investment objective.

          Municipal Bond Index Futures Contracts and Options on Interest Rates Futures Contracts. The Acquired Fund may enter into municipal bond index and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a United States securities exchange or board of trade. Such investments, if any, by the Acquired Fund will be made solely for the purpose of hedging against the changes in the value of its portfolio securities and in the value of securities it intends to purchase due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the Acquired Fund. The Acquired Fund will not enter into any futures contracts or purchase options on futures contracts if, immediately thereafter, the aggregate initial margin deposits on all of the Acquired Fund's existing futures contracts and premiums paid for unexpired options on futures contracts to establish such position that are not bona fide hedging positions (as defined by the Commodities Futures Trading Commission) would exceed 5% of the value of the Acquired Fund's total assets, after taking into account unrealized profits and losses on any existing contracts. When the Acquired Fund enters into futures contracts to purchase an index or debt securities or purchases call options, an amount of cash, U.S. Government securities or other high grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Acquired Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged. The Acquiring Fund may also invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective; provided that immediately thereafter not more than 33-1/3% of its net assets would be hedged or the amount of margin deposit on the Acquired Fund's net assets would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments would be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or in market conditions but does not wish to liquidate the Acquiring Fund's securities.

          Lending of Portfolio Securities. The Acquired Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the Acquiring Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount equal to at least 100% of the current market value (determined by marking to market daily) of the loaned securities. The Acquiring Fund does not have an expressed policy regarding the lending of portfolio securities.

          Illiquid Securities. The Acquired Fund will not invest more than 15% of the value of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market. The Acquiring Fund adheres to an operating policy of not investing more than 10% of the value of its net assets in illiquid securities.

          The Acquired Fund may also purchase municipal leases, floating and variable rate demand notes and bonds, tender option bonds, and custodial receipts. The Acquiring Fund does not have expressed policies regarding these types of investments.

          INVESTMENT RESTRICTIONS. Each Fund has adopted the following investment restrictions for the protection of shareholders. These restrictions may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the voting securities of the Fund.

          1. The Acquired Fund may not issue senior securities, as defined in the 1940 Act and the rules and orders thereunder, except insofar as the Acquiring Fund may be deemed to have issued senior securities by reason of borrowing money or purchasing securities on a when-issued or delayed-delivery basis, purchasing or selling futures contracts and options on futures contracts and other similar instruments, and issuing separate classes of shares. The Acquiring Fund does not have a similar investment restriction.

          2. The Acquired Fund may not invest more than 25% of its total assets in securities of issuers in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. Similarly, the Acquiring Fund may not invest more than 25% of its total assets taken at market value in any one industry, except that municipal obligations and securities of the U.S. government, its agencies and instrumentalities, and Florida municipal obligations are not considered an industry for purposes of this limitation.

          3. Neither Fund may borrow money, except that a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the respective Fund's total assets (including, in the case of the Acquired Fund, the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Fund's total assets, such Fund will not make any additional investments. The Acquiring Fund is further prohibited from mortgaging or pledging its assets, except to secure borrowing permitted by the previous sentence.

          4. Neither Fund may make loans. For the Acquired Fund, this restriction does not apply to the purchase of the debt obligations in which the Fund may invest consistent with its investment objective and policies, repurchase agreements, and loans of its portfolio securities. For the Acquiring Fund, this restriction does not apply except to the extent the purchase of bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, including the Acquiring Fund's custodian, may be considered loans.

          5. The Acquired Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Acquired Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of portfolio securities. Similarly, the Acquiring Fund may not underwrite the securities of other issuers.

          6. The Acquired Fund may not purchase or sell real estate, real estate mortgages, real estate investment trust ("REIT") securities, commodities or commodity contracts, but this shall not prevent the Acquired Fund from investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein, holding or selling real estate received in connection with securities it holds, or trading in futures contracts and options on futures contracts. The Acquiring Fund may not purchase or hold any real estate, except that it may invest in securities secured by real estate or interests therein or issued by persons (other than REITs) which deal in real estate or interests therein, and may not purchase or sell commodities and commodity contracts, except that it may invest in or sell municipal bond futures index contracts, provided immediately thereafter not more than 33-1/3% of its net assets would be hedged or the amount of margin deposits on the Acquired Fund's existing futures contracts would not exceed 5% of the value of its total assets.

          7. Neither Fund may purchase any securities on margin (except, in the case of the Acquired Fund, for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except, in the case of the Acquired Fund, against the box). For purposes of this restriction, the deposit or payment by the Acquired Fund of initial maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

          8. The Acquiring Fund will not invest more than 10% of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market. The Acquired Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. This is not a fundamental investment restriction with respect to the Acquired Fund and may be changed by the Acquired Fund's Board of Trustees at any time.

          9. The Acquiring Fund may not write or purchase put, call, straddle or spread options. The Acquired Fund may not engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that the Fund may purchase and sell options on interest rate futures contracts. This is not a fundamental investment restriction with respect to the Acquired Fund and may be changed by the Acquired Fund's Board of Trustees at any time.

Other Non-Fundamental Investment Restrictions

          1. The Acquired Fund may not invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. This is not a fundamental investment restriction with respect to the Acquired Fund and may be changed by the Acquired Fund's Board of Trustees at any time. For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets. Similarly, as a matter of operating policy, the Acquiring Fund will not invest more than 5% of its assets in unseasoned issuers, including their predecessors, which have been in operation for less than three years.

          2. The Acquired Fund may not invest in companies for the purpose of exercising control. This is not a fundamental investment restriction with respect to the Acquired Fund and may be changed by the Acquired Fund's Board of Trustees at any time. The Acquiring Fund does not have a similar investment restriction.

          3. The Acquired Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and to the extent permitted by Section 12 of the 1940 Act. This is not a fundamental investment restriction with respect to the Acquired Fund and may be changed by the Acquired Fund's Board of Trustees at any time. The Acquiring Fund does not have a similar investment restriction but must comply with the provisions of Section 12 of the 1940 Act.

          4. The Acquiring Fund, as a matter of operating policy, will not purchase oil, gas, or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Acquiring Fund may invest in the securities of issuers which operate, invest in, or sponsor such programs. The Acquired Fund may not purchase or sell oil and gas interests. This is not a fundamental investment restriction with respect to the Acquired Fund and may be changed by the Acquired Fund's Board of Trustees at any time.


                      INFORMATION ON SHAREHOLDERS' RIGHTS

          General. The Acquired Fund and Smith Barney Muni Funds are open-end, non-diversified management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. The Acquiring Fund is a series of Smith Barney Muni Funds, which was organized on August 14, 1985 under the laws of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." Smith Barney Muni Funds is governed by its Declaration of Trust, By-Laws and Trustees. The Acquired Fund is also a Massachusetts business trust governed by its Master Trust Agreement, By-Laws, and Board of Trustees. Each Fund is also governed by applicable state and federal law. The Acquired Fund has an unlimited number of authorized shares of beneficial interest with a par value of $.001 per share. The beneficial interest in the Acquiring Fund is divided into shares, all with a par value of $.001 per share. The number of authorized shares of Smith Barney Muni Funds that may be issued is unlimited. The Trustees of Smith Barney Muni Funds have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate portfolios, and may authorize the issuance of additional series of shares in the future. In both the Acquiring Fund and the Acquired Fund, Class A shares, Class B shares, Class C shares and Class Y shares represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class of shares are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of each Fund's Rule 12b-1 distribution plan which pertains to a particular class. Notwithstanding the foregoing, Class B shares of either Fund will convert automatically to Class A shares of such Fund, based on relative net asset value, eight years after the date of the original purchase of such shares. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted to Class A shares of the respective Fund at that time.

          Trustees. The Master Trust Agreement of the Acquired Fund provides that Trustees shall be elected by written ballot at the first meeting of shareholders held for that purpose, and each Trustee shall serve as a Trustee of the Acquired Fund during the lifetime of the Fund and until its termination (as provided in the Master Trust Agreement), his death, resignation or removal. The Declaration of Trust of Smith Barney Muni Funds provides that the term of office of each Trustee shall be from the time of his or her election until the termination of the Trust or until such Trustee sooner dies, resigns or is removed. Any Trustee of the Acquired Fund may be removed by the vote of at least two-thirds of the number of Trustees prior to such removal or by vote or written declaration of shareholders holding not less than two-thirds of the shares of the Acquired Fund then outstanding. A Trustee of Smith Barney Muni Funds may be removed with cause by written instrument, signed by at least two-thirds of the remaining Trustees. Vacancies on the Boards of either the Acquired Fund or Smith Barney Muni Funds may be filled by the Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders.

          Voting Rights. Neither the Acquired Fund nor the Acquiring Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. A meeting of shareholders of the Acquiring Fund, for any purpose, must be called upon the written request of shareholders holding at least 25% of such Fund's outstanding shares. A meeting of shareholders of the Acquired Fund may be called by the Trustees, who shall call such meeting for the purpose of removing any Trustee upon written request of shareholders holding not less than 10% of the shares then outstanding. On each matter submitted to a vote of the shareholders of the Acquired Fund or the Acquiring Fund, each shareholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share outstanding in the shareholder's name on the Fund's books. With respect to the Acquired Fund, a majority of the votes cast on an action at a shareholder meeting at which a quorum is present shall decide any questions except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or as may otherwise be set forth in the Acquired Fund's organizational documents, or in cases where the vote is submitted to the holders of one or more but not all classes, a majority of the votes cast of the particular class affected by the matter shall decide such matter. With respect to matters relating to Smith Barney Muni Funds requiring a majority shareholder vote as described in the Declaration of Trust, a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present shall decide such matter. In cases where the vote is submitted to the holders of one or more but not all series or classes, a majority of the outstanding shares of the particular series or class affected by the matter shall decide such matter.

          Liquidation or Termination. In the event of the liquidation or termination of any of the portfolios of Smith Barney Muni Funds or of the Acquired Fund, the shareholders of the respective Fund are entitled to receive, when, and as declared by the Trustees, as the case may be, the excess of the assets over the liabilities belonging to the liquidated or terminated portfolio of Smith Barney Muni Funds or of the Acquired Fund, as the case may be. The assets so distributed to shareholders of the liquidated or terminated portfolio of Smith Barney Muni Funds will be distributed among the shareholders in proportion to the number of shares of the particular class held by them and recorded on the books of the liquidated or terminated portfolio of Smith Barney Muni Funds. The assets so distributed to shareholders of the Acquired Fund will be distributed among the shareholders in proportion to the number of shares of the particular class held by them and recorded on the books of the Acquired Fund.

          Liability of Trustees. The Master Trust Agreement of the Acquired Fund provides that the Acquired Fund shall indemnify each Trustee and officer against liabilities in connection with the defense or disposition of any action, suit or other proceeding. Under the Master Trust Agreement of the Acquired Fund, a Trustee or officer will be personally liable only if he did not act in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Fund, and for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Master Trust Agreement further provides that Trustees and officers will be indemnified for the expenses of litigation against them. Under the Declaration of Trust and By-Laws of the Smith Barney Muni Funds, a Trustee will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust of Smith Barney Muni Funds further provides that Trustees and officers will be indemnified for the expenses of litigation against them unless it is determined that the person did not act in good faith in the reasonable belief that the person's actions were in or not opposed to the best interest of the Smith Barney Muni Funds or the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

          Rights of Inspection.   Shareholders of Smith Barney Muni Funds and
the Acquired Fund have the same inspection rights as are permitted shareholders of a Massachusetts corporation under Massachusetts corporate law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose.

          Shareholder Liability.   Under Massachusetts law, shareholders of
the Acquiring Fund and the Acquired Fund may, under certain circumstances, be held personally liable for the obligations of each Fund. Smith Barney Muni Funds' Declaration of Trust and the Acquired Fund's Master Trust Agreement, however, disclaim shareholder liability for acts or obligations of the Acquiring Fund or the Acquired Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by each Fund. Smith Barney Muni Fund's Declaration of Trust and the Acquired Fund's Master Trust Agreement also provide for indemnification out of the property of each Fund for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Shares of the Acquired Fund issued to the shareholders of the Acquired Fund in the

Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

          The foregoing is only a summary of certain characteristics of the operations of the Acquiring Fund and the Acquired Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate documents or trust documents and state laws governing each Fund for a more thorough description.


                         ADDITIONAL INFORMATION ABOUT
                     SMITH BARNEY FLORIDA MUNICIPALS FUND
                                      AND
                            SMITH BARNEY MUNI FUNDS

          SMITH BARNEY FLORIDA MUNICIPALS FUND. Information about the Acquired Fund is included in its current Prospectus dated December 30, 1994, as supplemented by Prospectus Supplements dated May 25, 1995, July 10, 1995, July 15, 1995 and July 20, 1995 and in its Statement of Additional Information dated December 30, 1994, as supplemented on July 10, 1995, that have been filed with the SEC, both of which are incorporated herein by reference. A copy of the Prospectus and the Statement of Additional Information are available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling (800) 224-7523.

          SMITH BARNEY MUNI FUNDS. Information about the Acquiring Fund is incorporated herein by reference from its current Prospectus dated July 31, 1995, as supplemented by a Prospectus Supplement dated October 2, 1995, a copy of which accompanies this Prospectus/Proxy Statement, and the Statement of Additional Information of Smith Barney Muni Funds dated July 31, 1995. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling (800) 224-7523.

          Both the Acquiring Fund and Smith Barney Muni Funds are subject to the informational requirements of the Exchange Act and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                OTHER BUSINESS

          The Trustees of the Acquired Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


                              VOTING INFORMATION

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Acquired Fund to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at
2.00 p.m. on November 14, 1995, at 388 Greenwich Street, New York, New York 10013, and at any adjournment or adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about October 27, 1995.
Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Plan. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR approval of the proposed Reorganization and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Acquired Fund, Christina T. Sydor, Esq., 388 Greenwich Street, New York, New York 10013. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

          Approval of the Plan will require the affirmative vote of a majority of the total number of votes entitled to be cast thereon, as defined in the 1940 Act, of the outstanding shares of the Acquired Fund, which is the lesser of: (1) 67% of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (ii) more than

50% of the outstanding shares of the Acquired Fund. For purposes of voting with respect to the Reorganization, the Class A, Class B and Class C shares of the Acquired Fund will vote together as a single class. Fractional shares are entitled to proportional voting rights.

          Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of Smith Barney and its affiliates and/or by TSSG. In addition, Applied Mailing Systems, Inc., an affiliate of TSSG ("Applied Mailing"), or an agent of Applied Mailing, may call shareholders to ask if they would be willing to have their votes recorded by telephone. The latter telephone voting procedure is designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. The Acquired Fund has been advised by Massachusetts counsel that this telephonic voting system complies with Massachusetts law. The aggregate cost of solicitation of the shareholders of the Acquired Fund is expected to be approximately $2,030. Expenses of the Reorganization, including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement will be borne by the Acquiring Fund and the Acquired Fund in proportion to their assets.

          In the event that a quorum necessary for a meeting of shareholders is not present or sufficient votes to approve the Reorganization are not received by November 14, 1995, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting.

          The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                       FINANCIAL STATEMENTS AND EXPERTS

          The statement of assets and liabilities of the Acquiring Fund, including the schedule of investments, as of March 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and for the period April 2, 1991 (commencement of operations) through March 31, 1992, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of KPMG Peat Marwick LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The statement of assets and liabilities of the Acquired Fund, including the schedule of investments, as of October 31, 1994, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the one-year period then ended and for the period November 6, 1992 (commencement of operations) through October 31, 1993, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, and upon the authority of such firm as experts in accounting and auditing.


                                 LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Sullivan & Cromwell, 125 Broad Street, New York, New York 10004. In rendering such opinion, Sullivan & Cromwell may rely on an opinion of Ropes & Gray as to certain matters under Massachusetts law.

          THE BOARD OF TRUSTEES OF THE ACQUIRED FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                                                  EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 23rd day of October, 1995, by and between Smith Barney Florida Municipals Fund, a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013 (the "Acquired Fund") and Smith Barney Muni Funds, a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of its Florida Portfolio (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund in exchange for Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund and the distribution, after the Closing Date herein referred to, of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the subsequent termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Acquired Fund and Smith Barney Muni Funds are registered investment companies of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, Smith Barney Muni Funds is authorized to issue shares of beneficial interest in respect of its sub-trusts and the Acquired Fund is authorized to issue shares of beneficial interest;

          WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all or substantially all of the assets and scheduled liabilities of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquired Fund's shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

          WHEREAS, the Board of Trustees of Smith Barney Muni Funds has determined that the exchange of all or substantially all the assets and scheduled liabilities of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by the

Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF SCHEDULED LIABILITIES OF THE ACQUIRED FUND AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

          1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer the Acquired Fund's assets as set forth in paragraph
1.2 to Smith Barney Muni Funds on behalf of the Acquiring Fund, and Smith Barney Muni Funds on behalf of the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of Class A Acquiring Fund Shares, including fractional Class A Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class A shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2;
(ii) to deliver to the Acquired Fund the number of Class B Acquiring Fund Shares, including fractional Class B Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class B shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class B Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2;
(iii) to deliver to the Acquired Fund the number of Class C Acquiring Fund Shares, including fractional Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class C shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class C Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iv) to assume scheduled liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

          1.2. (a) The assets of the Acquired Fund to be acquired by Smith Barney Muni Funds on behalf of the Acquiring Fund shall consist of all or substantially all property, including, without limitation, all cash, securities and dividends or interest receivables which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

               (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

          1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Smith Barney Mutual Fund Management Inc. (the "Manager"), as investment manager of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. Smith Barney Muni Funds on behalf of the Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

          1.4. As provided in paragraph 3.3, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Shareholders of Class A, Class B and Class C of the Acquired Fund shall receive Class A, Class B and Class C shares, respectively, of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although any outstanding share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later dates on which the Acquired Fund is terminated.

          1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the Commonwealth of Massachusetts and in accordance with its governing documents and shall apply for an order of the Securities and Exchange Commission (the "Commission") under Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), declaring that it has ceased to be an investment company.

2.   VALUATION

          2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

          2.2. The net asset value of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

          2.3. All computations of value shall be made by the Manager in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund, respectively.

3.   CLOSING AND CLOSING DATE

          3.1. The Closing Date shall be November 17, 1995, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, or at such other time and/or place as the parties may agree.

          3.2. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the Chairman of the Board or President of the Acquired Fund. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

          4.1. The Acquired Fund represents and warrants to Smith Barney Muni Funds and the Acquiring Fund as follows:

          (a) The Acquired Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

          (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Master Trust Agreement or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

          (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund's knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets (other than that previously disclosed to the other party to the Agreement) which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities of the Acquired Fund for the fiscal year ended October 31, 1994, and for the period from November 6, 1992 (commencement of operations) through October 31, 1993 have been audited by Coopers & Lybrand L.L.P., independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring
Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

          (g) The Acquired Fund will file its final federal and other tax returns for the period ending on the Closing Date in accordance with the Code. At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed prior to the Closing Date shall have been filed, and all federal and other taxes shown as due on such returns shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (h) For the most recent fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company;

          (i) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund (other than Class B shares of the Acquired Fund which, under certain conditions, are convertible into Class A shares of the Acquired Fund);

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Acquiring Fund;

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and subject to the approval of the Acquired Fund's shareholders, this Agreement, assuming due authorization, execution and delivery by Smith Barney Muni Funds on behalf of the Acquiring Fund, will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

          (m) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 (other than information therein that relates to Smith Barney Muni Funds or the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          4.2. Smith Barney Muni Funds and the Acquiring Fund represent and warrant to the Acquired Fund as follows:

          (a) The Acquiring Fund is a portfolio of Smith Barney Muni Funds, which is a business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

          (b) Smith Barney Muni Funds is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus of the Acquiring Fund and statement of additional information of Smith Barney Muni Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) At the Closing Date, Smith Barney Muni Funds will have good and marketable title to the Acquiring Fund's assets;

          (e) Smith Barney Muni Funds is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which Smith Barney Muni Funds or the Acquiring Fund is a party or by which it is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or Smith Barney Muni Funds with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets. Smith Barney Muni Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither Smith Barney Muni Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or Smith Barney Muni Funds' ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

          (g) The Statements of Assets and Liabilities of the Acquiring Fund for the three fiscal years ended March 31, 1995 and for the period April 2, 1991 (commencement of operations) to March 31, 1992, have been audited by KPMG Peat Marwick LLP, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the

Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein;

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such date shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For the most recent fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Acquiring Fund intends to do so in the future;

          (j) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund (other than Class B shares of the Acquiring Fund which, under certain conditions, are convertible into Class A shares of the Acquiring Fund);

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of Smith Barney Muni Funds' Board of Trustees, and this Agreement, assuming due authorization, execution and delivery by the Acquired Fund, constitutes a valid and binding obligation of Smith Barney Muni Funds on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

          (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to Smith Barney Muni Funds and the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

          (o) Smith Barney Muni Funds, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND, SMITH BARNEY MUNI FUNDS AND THE ACQUIRED
     FUND

          5.1. The Acquired Fund and Smith Barney Muni Funds on behalf of the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

          5.2. The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

          5.5. Subject to the provisions of this Agreement, the Acquired Fund and Smith Barney Muni Funds on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.6. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Chairman of the Board or President and the Treasurer of the Acquired Fund.

          5.7. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

          The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Smith Barney Muni Funds and the Acquiring Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

          6.1. All representations and warranties of Smith Barney Muni Funds and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          6.2. Smith Barney Muni Funds on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman of the Board, President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Smith Barney Muni Funds and the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

          6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to Christina
T. Sydor, Esq., Secretary of the Acquired Fund, covering the following points:

     That (a) Smith Barney Muni Funds is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (b) Smith Barney Muni Funds is an open-end management investment company registered under the 1940 Act; (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of Smith Barney Muni Funds, and this Agreement has been duly executed and delivered by Smith Barney Muni Funds and, assuming due authorization by the Acquired Fund, is a valid and binding obligation of Smith Barney Muni Funds with respect to the Acquiring Fund, enforceable in accordance with its terms against the assets of the Acquiring Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (d) the Acquiring Fund Shares to be issued to the Acquired Fund for distribution to its shareholders pursuant to this Agreement have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable.

          Such opinion may state that it is solely for the benefit of the Acquired Fund, its Trustees and its officers. Such counsel may rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of Massachusetts counsel.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF SMITH BARNEY MUNI FUNDS IN RESPECT OF THE ACQUIRING FUND

          The obligations of Smith Barney Muni Funds on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          7.2. The Acquired Fund shall have delivered to Smith Barney Muni Funds on behalf of the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

          7.3. The Acquired Fund shall have delivered to Smith Barney Muni Funds on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman of the Board, President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

          7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to Christina T. Sydor, Esq., Secretary of the Acquiring Fund, covering the following points:

     That (a) the Acquired Fund is a voluntary association of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts pursuant to its Master Trust Agreement; (b) the Acquired Fund is an open-end management investment company registered under the 1940 Act; and (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund, and this Agreement has been duly executed and delivered by and, assuming due authorization, execution and delivery by Smith Barney Muni Funds with respect to the Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms against the assets of the Acquired Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          Such opinion may state that it is solely for the benefit of the Acquiring Fund, its Trustees and its officers. Such counsel may rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of Massachusetts counsel.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND, SMITH BARNEY MUNI FUNDS AND THE ACQUIRING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to Smith Barney Muni Funds on behalf of the Acquiring Fund, or the Acquired Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of its Master Trust Agreement and By-Laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor Smith

Barney Muni Funds on behalf of the Acquiring Fund may waive the conditions set forth in this paragraph 8.1;

          8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

          8.5. The Acquired Fund shall have declared and paid a dividend or dividends on the outstanding shares of the Acquired Fund which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund all of the investment company taxable income of the Acquired Fund for all taxable years ending on or prior to the Closing Date. The dividend declared and paid by the Acquired Fund shall also include all of such fund's net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward);

          8.6. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to the Acquired Fund and Smith Barney Muni Funds in respect of the Acquiring Fund and satisfactory to Christina T. Sydor, Esq., as Secretary of each of the Funds, substantially to the effect that for federal income tax purposes:

     (a) the transfer of all or substantially all of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund; (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund's shareholders; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares; (e) the aggregate tax basis for Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided that the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis to the Acquiring Fund of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          Notwithstanding anything herein to the contrary, neither the Acquired Fund nor Smith Barney Muni Funds on behalf of the Acquiring Fund may waive the conditions set forth in this paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

          9.1. The Acquired Fund represents and warrants to Smith Barney Muni Funds on behalf of the Acquiring Fund, and Smith Barney Muni Funds on behalf of the Acquiring Fund represents and warrants to the Acquired Fund, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          9.2. (a) Except as may be otherwise provided herein, Smith Barney Inc., the distributor of the Acquiring Fund and the Acquired Fund, shall be liable for the expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including the expenses of: (i) counsel and independent accountants associated with the Reorganization; (ii) printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2 hereof; (iii) any special pricing fees associated with the valuation of the Acquired Fund's or the Acquiring Fund's portfolio on the Closing Date; (iv) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (v) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization. The Acquired Fund shall be liable for:
(x) all fees and expenses related to the liquidation and termination of the Acquired Fund; and (y) fees and expenses of the Acquired Fund's custodian and transfer agent incurred in connection with the Reorganization. The Acquiring Fund shall be liable for any fees and expenses of the Acquiring Fund's custodian and transfer agent incurred in connection with the Reorganization.

          (b) Consistent with the provisions of paragraph 1.3, the Acquired Fund, prior to the Closing, shall pay for or include in the unaudited Statement of Assets and Liabilities prepared pursuant to paragraph 1.3 all of its known and reasonably estimated expenses associated with the transactions contemplated by this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

          11.1. This Agreement may be terminated at any time prior to the Closing Date by: (i) the mutual agreement of Smith Barney Muni Funds on behalf of the Acquiring Fund and the Acquired Fund; (ii) Smith Barney Muni Funds on behalf of the Acquiring Fund in the event that the Acquired Fund shall, or the Acquired Fund in the event that Smith Barney Muni Funds or the Acquiring Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or
(iii) Smith Barney Muni Funds on behalf of the Acquiring Fund, or by the Acquired Fund, if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2. In the event of any such termination, there shall be no liability for damages on the part of either Smith Barney Muni Funds on behalf of the Acquiring Fund or the Acquired Fund or their respective Trustees or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.

12.  AMENDMENTS; WAIVERS

          12.1. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Smith Barney Muni Funds and the Acquired Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund's shareholders under this Agreement to the detriment of such shareholders without their further approval.

          12.2. At any time prior to the Closing Date either party hereto may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

13.  NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by hand delivery, prepaid telegraph, telecopy or certified mail addressed to Smith Barney Muni Funds, 388 Greenwich Street, 22nd Floor, New York, New York 10013,
Attention: Heath B. McLendon; or to Smith Barney Florida Municipals Fund, 388 Greenwich Street, 22nd Floor, New York, New York 10013, Attention: Jessica Bibliowicz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
     LIABILITY

          14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          14.5. It is expressly agreed that the obligations of the Acquired Fund, and Smith Barney Muni Funds in respect of the Acquiring Fund, shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the Acquired Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquired Fund and Smith Barney Muni Funds. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Acquired Fund and of Smith Barney Muni Funds and this Agreement has been executed by authorized officers of each of the Acquired Fund and of Smith Barney Muni Funds, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Acquired Fund's Master Trust Agreement and Smith Barney Muni Funds' Declaration of Trust, respectively.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                     SMITH BARNEY MUNI FUNDS
                              on behalf of FLORIDA PORTFOLIO





/s/ Christina T. Sydor               By: /s/ Heath B. McLendon
Name:  Christina T. Sydor                Name:  Heath B. McLendon
Title: Secretary                         Title: Chairman of the Board



Attest:                     SMITH BARNEY FLORIDA MUNICIPALS
                              FUND




/s/ Christina T. Sydor                By: /s/ Jessica Bibliowicz
Name:  Christina T. Sydor                Name:  Jessica Bibliowicz
Title: Secretary                         Title: President